                                                                 Exhibit 10.19


                         AGREEMENT OF PURCHASE AND SALE

                                  By and Among

                        TELE-MEDIA BROADCASTING COMPANY,
               TELE-MEDIA BROADCASTING COMPANY OF CENTRE REGION,
                  TELE-MEDIA BROADCASTING HOLDING CORPORATION,

                                      and

                              THE SHAREHOLDERS OF
                      TELE-MEDIA BROADCASTING COMPANY, OF
             TELE-MEDIA BROADCASTING COMPANY OF CENTRE REGION, AND
                OF TELE-MEDIA BROADCASTING HOLDING CORPORATION,

                                      and

                        CITADEL BROADCASTING COMPANY and
                       CITADEL COMMUNICATIONS CORPORATION

                    Dated as of March 17, 1997 but executed,
                  delivered and effective as of March 28, 1997

                               TABLE OF CONTENTS

                                                                                                               PAGE
SECTION 1.......................................................................................................-2-
         DEFINITIONS............................................................................................-2-
                  1996 Cash Flow................................................................................-2-
                  Accounts Receivable...........................................................................-3-
                  Acquisition Agreements........................................................................-3-
                  Acquisition Debt..............................................................................-3-
                  Acquisitions..................................................................................-3-
                  Acquisition Purchase Price....................................................................-3-
                  Act...........................................................................................-3-
                  Additional Radio Stations.....................................................................-3-
                  Affiliate.....................................................................................-4-
                  Ancillary FCC Applications....................................................................-4-
                  Ancillary FCC Grants of Consent...............................................................-4-
                  Assigned Contracts............................................................................-4-
                  Assumed Obligations...........................................................................-4-
                  Audited Financial Statements..................................................................-4-
                  Bonds.........................................................................................-4-
                  Bond Payoff Amount............................................................................-4-
                  Bond Payoff Agreement.........................................................................-4-
                  Business .....................................................................................-4-
                  Centre Pledge.................................................................................-5-
                  Centre Shares.................................................................................-5-
                  Closing.......................................................................................-5-
                  Closing Date..................................................................................-5-
                  Code..........................................................................................-5-
                  Covenant......................................................................................-5-
                  Effective Time................................................................................-5-
                  Environmental Claims..........................................................................-5-
                  Environmental Conditions......................................................................-5-
                  Environmental Laws............................................................................-5-
                  Environmental Noncompliance...................................................................-6-
                  Escrow Agent..................................................................................-6-
                  Escrow Agreement..............................................................................-6-
                  Escrow Deposit................................................................................-6-
                  Existing Radio Stations.......................................................................-6-
                  Existing Financing Documents..................................................................-6-
                  Expiration Date...............................................................................-6-
                  FCC...........................................................................................-7-
                  FCC Application...............................................................................-7-
                  FCC Grant of Consent..........................................................................-7-
                  FCC Licenses..................................................................................-7-
                  Final Distribution............................................................................-7-
                  Final Order...................................................................................-7-
                  Finova........................................................................................-7-
                  Finova Payoff Amount..........................................................................-7-
                  Finova Payoff Letter..........................................................................-7-
                  Finova Prepayment Penalty.....................................................................-7-
                  GAAP..........................................................................................-8-
                  Governmental Authority........................................................................-8-
                  Guaranteed Receivables........................................................................-8-

                  Hazardous Materials...........................................................................-8-
                  Holding Shares................................................................................-8-
                  HSR Act.......................................................................................-8-
                  HSR Filing....................................................................................-8-
                  Indebtedness for Borrowed Money...............................................................-8-
                  Intellectual Property.........................................................................-9-
                  Knowledge of Purchaser........................................................................-9-
                  Knowledge of Sellers..........................................................................-9-
                  Lien..........................................................................................-9-
                  Litigation....................................................................................-9-
                  Metro Area....................................................................................-9-
                  Non-Refundable Payment........................................................................-9-
                  Obligations...................................................................................-9-
                  Option Termination...........................................................................-10-
                  Options......................................................................................-10-
                  Other Acquisition Costs......................................................................-10-
                  Owned Real Property..........................................................................-10-
                  Permitted Exceptions.........................................................................-10-
                  Person.......................................................................................-10-
                  Personal Property............................................................................-10-
                  Providence Payment...........................................................................-11-
                  Purchased Assets.............................................................................-11-
                  Purchased Radio Stations.....................................................................-11-
                  Purchased Real Estate........................................................................-11-
                  Quick Assets.................................................................................-11-
                  Real Property Leases.........................................................................-11-
                  Release Documents............................................................................-11-
                  Reorganization...............................................................................-11-
                  Restated Certificate of Incorporation of TMBC................................................-11-
                  Sellers' FCC Problem.........................................................................-11-
                  Senior Credit Agreement......................................................................-12-
                  Senior Debt..................................................................................-12-
                  Shares.......................................................................................-12-
                  Station......................................................................................-12-
                  Subsidiary Partnerships......................................................................-12-
                  Supplemental Financial Statements............................................................-12-
                  Taxes........................................................................................-12-
                  TMBC Shares..................................................................................-13-
                  Trade Agreements.............................................................................-13-
                  Trade Liabilities............................................................................-13-
                  Trade Receivables............................................................................-13-
                  Trade Schedule...............................................................................-13-
                  Warrant Agreement............................................................................-13-
                  Warrants.....................................................................................-13-

SECTION 2......................................................................................................-13-
         PURCHASE AND SALE OF THE SHARES; RELATED MATTERS......................................................-13-
                  2.1 Purchase and Sale of the Shares..........................................................-13-
                  2.2 Purchase Price and Payment...............................................................-13-
                  2.3 Purchased Radio Stations.................................................................-14-
                  2.4 Assumed Obligations......................................................................-16-
                  2.5 Real Property............................................................................-16-
                           Title to Real Property..............................................................-16-
                           Environmental Reports...............................................................-16-

                  2.6 Covenant Not to Compete..................................................................-17-
                  2.7 Final Distribution.......................................................................-17-
                  2.8 Non-Refundable Payment...................................................................-17-
                  2.9 Escrow Deposit...........................................................................-18-

SECTION 3......................................................................................................-18-
         REPRESENTATIONS AND WARRANTIES
                    OF THE COMPANIES AND THE SELLERS...........................................................-18-
                  3.1 Organization and Qualification...........................................................-18-
                  3.2 Authority................................................................................-19-
                  3.3 No Legal Bar; Conflicts..................................................................-19-
                  3.4 Capitalization...........................................................................-20-
                  3.5 Financial Statements.....................................................................-20-
                  3.6 Absence of Certain Changes...............................................................-21-
                  3.7 Taxes....................................................................................-22-
                  3.8 Asset Schedule...........................................................................-23-
                  3.9 Title to and Condition of Property.......................................................-23-
                           Title...............................................................................-23-
                           Condition...........................................................................-23-
                           Insurance...........................................................................-23-
                           Sufficiency of Assets...............................................................-24-
                           Purchased Real Estate...............................................................-24-
                  3.10 Accounts Receivable.....................................................................-25-
                  3.11 Contractual and Other Obligations.......................................................-25-
                  3.12 Existing Financing Documents; Senior Credit Agreement...................................-26-
                  3.13 Compensation............................................................................-26-
                  3.14 Employee Benefit Plans..................................................................-27-
                  3.15 Labor Relations.........................................................................-29-
                  3.16 Increases in Compensation or Benefits...................................................-29-
                  3.17 Insurance...............................................................................-30-
                  3.18 Litigation; Disputes....................................................................-30-
                  3.19 Environmental...........................................................................-30-
                  3.20 Permits; Compliance with Applicable Law.................................................-31-
                           General.............................................................................-31-
                           Permits.............................................................................-31-
                  3.21 Intellectual Property...................................................................-32-
                  3.22 Books and Records.......................................................................-33-
                  3.23 Trade Schedule..........................................................................-33-
                  3.24 Acts to be Performed....................................................................-33-
                  3.25 Other Agreements........................................................................-33-
                  3.26 Disclosure..............................................................................-33-

SECTION 4......................................................................................................-33-
         REPRESENTATIONS AND WARRANTIES OF THE SELLERS.........................................................-33-
                  4.1 Authority................................................................................-33-
                  4.2 Ownership of the Shares, Etc.............................................................-34-
                  4.3 No Legal Bar; Conflicts..................................................................-34-
                  4.4 Option Agreement.........................................................................-34-
                  4.5 Other Agreements.........................................................................-34-
                  4.6 Disclosure...............................................................................-34-
SECTION 5......................................................................................................-35-
         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.......................................................-35-

                  5.1 Organization and Qualification...........................................................-35-
                  5.2 Authority................................................................................-35-
                  5.3 No Legal Bar; Conflicts..................................................................-35-
                  5.4 Purchaser's FCC Qualifications...........................................................-36-
                  5.5 Bond Payoff Agreement....................................................................-36-
                  5.6 Disclosure...............................................................................-36-

SECTION 6......................................................................................................-36-
         AFFIRMATIVE COVENANTS OF THE COMPANIES AND THE SELLERS................................................-36-
                  6.1 Certain Transactions.....................................................................-36-
                  6.2 Senior Credit Agreement..................................................................-37-
                  6.3 Payment of Obligations...................................................................-37-
                  6.4 Access...................................................................................-37-
                  6.5 Operations in the Regular Course.........................................................-37-
                  6.6 Maintenance..............................................................................-38-
                  6.7 Preservation of Organization.............................................................-38-
                  6.8 Accounts Receivable......................................................................-38-
                  6.9 Books and Records........................................................................-38-
                  6.10 Employees...............................................................................-38-
                  6.11 Compliance with FCC.....................................................................-39-
                  6.12 Taxes...................................................................................-39-
                  6.13 Consents; Estoppel Certificates.........................................................-39-
                  6.14 Supplemental Financial Statements.......................................................-39-
                  6.15 Obligations with Respect to ............................................................-40-
                  6.16 Delivery of Acquisition Documents.......................................................-40-
                  6.17 Delivery of Other Agreements............................................................-40-
                  6.18 Further Information.....................................................................-40-
                  6.19 Notice..................................................................................-40-
                  6.20 Employee Benefits.......................................................................-41-

SECTION 7......................................................................................................-41-
         NEGATIVE COVENANTS OF THE COMPANIES AND THE SELLERS...................................................-41-
                  7.1 Sales, Transfers and Liens...............................................................-41-
                  7.2 Assumed Obligations......................................................................-41-
                  7.3 Breaches; Defaults.......................................................................-41-
                  7.4 Indebtedness for Borrowed Money; Obligations.............................................-42-
                  7.5 Loans; Advances..........................................................................-42-
                  7.6 [Intentionally Omitted]..................................................................-42-
                  7.7 Dividends; Distributions.................................................................-42-
                  7.8 Salary Increases.........................................................................-42-
                  7.9 Nonsolicitation..........................................................................-42-

SECTION 8......................................................................................................-42-
         ADDITIONAL COVENANTS OF THE PARTIES...................................................................-42-
                  8.1 Trade....................................................................................-42-
                  8.2 Accounts Receivable......................................................................-43-
                  8.3 Providence Payment Proceeds..............................................................-44-
                  8.4 Application for Transfer of Control......................................................-44-
                  8.5 Adjustments at Closing...................................................................-45-
                  8.6 Brokerage................................................................................-46-
                  8.7 Risk of Loss.............................................................................-46-
                  8.8 Actions With FCC.........................................................................-46-
                  8.9 Purchaser's Financing....................................................................-47-
                  8.10 Cooperation.............................................................................-47-

                  8.11 Dismissal of Litigation.................................................................-47-
                  8.12 HSR Filing..............................................................................-47-
                  8.13 Name Changes............................................................................-47-
                  8.14 Agreement Not to Employ.................................................................-48-
                  8.16 Bond Payoff Agreement...................................................................-48-
                  8.17 Public Announcements....................................................................-48-
                  8.18 Notice of Breaches......................................................................-48-
                  8.19 Assignments.............................................................................-48-
                  8.20 Finova Prepayment.......................................................................-48-
                  8.21 Control.................................................................................-48-
                  8.22 Purchaser's Employee Benefit Plans......................................................-48-

SECTION 9......................................................................................................-49-
         THE CLOSING...........................................................................................-49-
                  9.1 Closing Date.............................................................................-49-
                  9.2 Closing Documents........................................................................-49-
                  9.3 Extension of Closing Date................................................................-50-

SECTION 10.....................................................................................................-50-
         CONDITIONS TO THE SELLERS' OBLIGATIONS TO CLOSE.......................................................-50-
                  10.1 Opinion of the Purchaser's Counsel......................................................-50-
                  10.2 Representations and Warranties..........................................................-51-
                  10.3 No Litigation...........................................................................-51-
                  10.4 Other Certificates......................................................................-51-
                  10.5 Corporate Action........................................................................-52-
                  10.6 Acts to be Performed....................................................................-52-
                  10.7 FCC Grant of Consent....................................................................-52-
                  10.8 HSR Clearance...........................................................................-52-
                  10.9 Sellers' Representations and Warranties.................................................-52-

SECTION 11.....................................................................................................-52-
         CONDITIONS TO THE PURCHASER'S OBLIGATION TO CLOSE.....................................................-52-
                  11.1 Opinion of the Companies' and the Sellers' Counsel......................................-52-
                  11.2 Representations, Warranties and Covenants...............................................-55-
                  11.3 No Litigation...........................................................................-55-
                  11.4 Other Certificates......................................................................-55-
                  11.5 Corporate Action........................................................................-56-
                  11.6 Acts to Performed.......................................................................-56-
                  11.7 No Material Loss........................................................................-56-
                  11.8 Filings, Consents, Approvals and Estoppel Certificates..................................-56-
                  11.9 FCC Grant of Consent....................................................................-56-
                  11.10 Senior Credit Agreement................................................................-56-
                  11.11 Certain Transactions...................................................................-56-
                  11.12 Sale of All TMBC Shares................................................................-56-
                  11.13 HSR Clearance..........................................................................-56-

SECTION 12.....................................................................................................-57-
         INDEMNIFICATION.......................................................................................-57-
                  12.1 Indemnification by the Sellers..........................................................-57-
                  12.2 Indemnification by the Purchaser........................................................-57-
                  12.3 Procedure for Indemnification...........................................................-57-
                  12.4 Limitation Period.......................................................................-58-

                  12.5 Basket..................................................................................-58-

SECTION 13.....................................................................................................-59-
         TERMINATION, EXPIRATION, REPUDIATION; REMEDIES........................................................-59-
                  13.1 Termination.............................................................................-59-
                  13.2 Specific Performance....................................................................-60-
                  13.3 Disputes Regarding Termination..........................................................-60-
                  13.4 Limitation of the Purchaser's and Citadel's
                       Liability...............................................................................-60-
                  13.5 Limitation of the Seller's and the Companies'
                       Liability...............................................................................-61-

SECTION 14.....................................................................................................-61-
         GENERAL  .............................................................................................-61-
                  14.1 Governing Law...........................................................................-61-
                  14.2 Dispute Resolution; Consent to Jurisdiction
                       and Venue...............................................................................-61-
                  14.3 Notices.................................................................................-61-
                  14.4 Entire Agreement........................................................................-62-
                  14.5 Headings................................................................................-62-
                  14.6 Schedules; Exhibits.....................................................................-62-
                  14.7 Expenses................................................................................-62-
                  14.8 Amendment...............................................................................-63-
                  14.9 Waiver..................................................................................-63-
                  14.10 Assignment.............................................................................-63-
                  14.11 Prior Control..........................................................................-63-
                  14.12 Legal Representation...................................................................-63-
                  14.13 Counterparts...........................................................................-63-

                         AGREEMENT OF PURCHASE AND SALE

         THIS AGREEMENT OF PURCHASE AND SALE ("Agreement"), dated as of the 17th day of March, 1997, but executed, delivered and effective as of the 28th day of March, 1997, by and among (i) TELE-MEDIA BROADCASTING COMPANY, a Delaware corporation ("TMBC"), TELE-MEDIA BROADCASTING COMPANY OF CENTRE REGION, a Delaware corporation ("Centre"), and TELE-MEDIA BROADCASTING HOLDING CORPORATION, a [Delaware] corporation ("Holding") (each a "Company" and collectively, the "Companies"); (ii) ROBERT E. TUDEK and EVERETT I. MUNDY (each a "Seller" and collectively, the "Sellers"); and (iii) CITADEL BROADCASTING COMPANY, a Nevada corporation (the "Purchaser"), and CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation ("Citadel").

                                   PREAMBLE:

         WHEREAS, each of the Companies, directly or through various subsidiaries, is the licensee of and owns and operates pursuant to FCC Licenses the Existing Radio Stations; and

         WHEREAS, the Sellers are the holders of an aggregate of 15,000 shares of voting common stock, $0.01 par value per share, which constitute all of the issued and outstanding shares of capital stock of TMBC (the "TMBC Shares"); and

         WHEREAS, the Sellers are the holders of an aggregate of 1,000 shares of voting common stock, $0.10 par value per share, which constitute all of the issued and outstanding shares of capital stock of Centre (the "Centre Shares"); and

         WHEREAS, the Sellers are the holders of an aggregate of 1,000 shares of voting common stock, $1.00 par value per share, which constitute all of the issued and outstanding shares of capital stock of Holding (the "Holding Shares"); and

         WHEREAS, on or before the Effective Time, all of the Options shall be terminated, TMBC, Holding and Centre shall be merged so that TMBC will be the survivor, and as a result thereof, upon the Closing, the TMBC Shares will constitute all of the outstanding equity securities of the Companies; and

         WHEREAS, subject to the terms and conditions hereinafter set forth, the Sellers desire to sell to the Purchaser, and the Purchaser desires to acquire from the Sellers, for the consideration hereinafter provided, the TMBC Shares.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   SECTION 1

                                  DEFINITIONS

         The following terms when used in this Agreement shall have the meanings assigned to them below:

         "1996 Cash Flow" means for the fiscal year ended December 31, 1996, the net income of the Existing Radio Stations for such period:

                           (i) plus the sum of the following, to the extent deducted in determining such net income for such period:

                                    (A)     losses from sales, transactions,
                                            exchanges and other dispositions of
                                            Property not in the ordinary course
                                            of business;

                                    (B)     interest, fees or other charges
                                            paid or accrued on Indebtedness for
                                            Borrowed Money, including, without
                                            limitation, interest on capitalized
                                            leases that is imputed in
                                            accordance with GAAP;

                                    (C)     depreciation and amortization of
                                            assets;

                                    (D)     income taxes;

                                    (E)     the costs and expenses of the
                                            Litigation;

                                    (F)     expenses incurred in connection
                                            with Trade Agreements;

                                    (G)     management fees and general
                                            corporate overhead; and

                                    (H)     payments made pursuant to the
                                            Non-Competition and Consultation
                                            Agreement dated as of August 1,
                                            1996 by and between Tele-Media
                                            Broadcasting Company of State
                                            College and Doris Clark;

                           (ii) minus the sum of the following, to the extent included in determining such net income for such period:

                                    (A)     gains from sales, transactions,
                                            exchanges and other dispositions of
                                            property not in the ordinary course
                                            of business;

                                    (B)     proceeds of any insurance; and

                                    (C)     revenue received in connection with
                                            Trade Agreements.

         "Accounts Receivable" means the accounts receivable of each of the Companies and/or the Subsidiary Partnerships, other than the Trade Receivables and the Providence Payment.

         "Acquisition Agreements" means and includes that certain undated Asset Purchase Agreement by and between Tele-Media Broadcasting of Quincy Limited Partnership and Magnum Broadcasting, Inc.; that certain proposed Asset Purchase Agreement by and between Tele-Media Broadcasting Company and Music Broadcasting, Inc. relating to WVAM-AM and WPRR-FM; that certain Asset Purchase Agreement dated August 1, 1996 by and between Tele-Media Broadcasting Company and 4M Broadcasting, Inc.; and that certain undated Asset Purchase Agreement by and between Tele-Media Broadcasting Company and WARM Broadcasting Company, Inc.

         "Acquisition Debt" means the principal amount of Indebtedness for Borrowed Money advanced to the Companies or any of the Subsidiary Partnerships after the date hereof and used by them to pay the Acquisition Purchase Price, or any portion thereof, for an Acquisition, associated working capital and other costs incurred for Acquisitions.

         "Acquisitions" means the purchase by the Companies or one or more of the Subsidiary Partnerships of the Additional Radio Stations pursuant to the Acquisition Agreements. The term "Acquisition" refers to any of the Acquisitions, as required by the context.

         "Acquisition Purchase Price" means the total cash purchase price paid by the Companies and/or the Subsidiary Partnerships for the Acquisitions pursuant to the Acquisition Agreements, including any partial payments or deposits made by the Companies to the sellers of any of the Additional Radio Stations.

         "Act" means the Communications Act of 1934, as amended from time to time.

         "Additional Radio Stations" means, to the extent to be purchased or already purchased by a Company or one of its Affiliates before the Closing, radio stations WPRR-FM and WVAM-AM, each licensed to Altoona, Pennsylvania; radio station WARM-AM licensed to Scranton, Pennsylvania; radio station WKQV-AM licensed to Pittston, Pennsylvania; radio station WKQV-FM licensed to

Olyphant, Pennsylvania; radio station WBHT-FM licensed to Mountain-Top, Pennsylvania; radio station WMGS-FM licensed to Wilkes-Barre, Pennsylvania; radio stations WAZL-FM and WZMT-FM, each licensed to Hazleton, Pennsylvania; and radio station WBRJ-FM licensed to Mt. Sterling, Illinois.

         "Affiliate" (a) of any Person means any other Person that directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such first Person and (b) of a Company includes any Affiliate as defined in clause (a) above and, in addition, to the extent not otherwise deemed an Affiliate by clause (a) above, each of the Subsidiary Partnerships. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controls," "controlled by," and "under direct or indirect control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Ancillary FCC Applications" has the meaning given thereto in Section 8.4.

         "Ancillary FCC Grants of Consent" has the meaning given thereto in
Section 8.4.

         "Assigned Contracts" has the meaning given thereto in Section 2.3(d).

         "Assumed Obligations" has the meaning given thereto in Section 2.4.

         "Audited Financial Statements" has the meaning given thereto in
Section 6.14.

         "Bonds" means the Senior Discount Notes due June 15, 2004 in the face amount at maturity of $47,811,000.00 issued by TMBC pursuant to Purchase Agreement dated as of June 9, 1994, as amended on June 15, 1995, December 15, 1995 and June 15, 1996 (the "Bond Purchase Agreement").

         "Bond Payoff Amount" means the aggregate amount due pursuant to the Bond Payoff Agreement.

         "Bond Payoff Agreement" means the agreement by and between Purchaser and the holders of the Bonds and Warrants setting forth the amounts necessary to extinguish all obligations to the holders of the Bonds and Warrants from the Sellers, the Companies and the Subsidiary Partnerships.

            "Business" has the meaning given thereto in Section 3.1.

         "Centre Pledge" means the Stock Pledge and Security Agreement between the Sellers and STS Broadcasting, Inc. dated June 30, 1995.

         "Centre Shares" has the meaning given thereto in the Preamble.

         "Closing" means the consummation of the transactions contemplated herein in accordance with the provisions of Section 9.

         "Closing Date" has the meaning given thereto in Section 9.1.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Covenant" has the meaning given thereto in Section 2.6.

         "Effective Time" means at 11:59 p.m., Eastern Time, on the Closing
Date.

         "Environmental Claims" means and includes, without limitation: claims, demands, suits, causes of action for personal injury or lost use of property, or consequential damages to the extent any of the foregoing arise directly or indirectly out of Environmental Conditions; actual or threatened damages to natural resources; claims for the recovery of response costs, or administrative or judicial orders directing the performance of investigations, response or remedial actions under CERCLA, RCRA, or other Environmental Laws; a requirement to implement "corrective action" pursuant to any order or permit issued pursuant to RCRA; claims for restitution, contribution or equitable indemnity from third parties or any governmental agency; fines, penalties, Liens against property; claims for injunctive relief or other orders or notices of violation from Governmental Authorities; and, with regard to any present or former employees, exposure to or injury from Environmental Conditions.

         "Environmental Conditions" means conditions of the environment, including the ocean, natural resources (including flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or the ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping or threatened release of Hazardous Materials by the Companies. With respect to claims by employees, Environmental Conditions also includes the exposure of Persons to Hazardous Materials within work places on any real estate owned or occupied by the Companies and/or the Subsidiary Partnerships.

         "Environmental Laws" has the meaning given thereto in the definition of Hazardous Materials.

         "Environmental Noncompliance" means (a) the release or threatened release as a result of the activities of the Companies or any of the Subsidiary Partnerships of any Hazardous Materials into the environment, any storm drain, sewer, septic system or publicly owned treatment works, in violation of any effluent or emission limitations, standards or other criteria or guidelines established by any federal, state or local law, regulation, rule, ordinance, plan or order; and (b) any facility operations, procedures, designs, etc. which do not conform to the statutory or regulatory requirements of the CAA, the CWA, the TSCA, the RCRA or any other Environmental Laws intended to protect public health, welfare and the environment.

         "Escrow Agent" means PNC Bank, National Association.

         "Escrow Agreement" means that certain Escrow Agreement dated as of the date hereof among the Purchaser, the Sellers and the Escrow Agent.

         "Escrow Deposit" has the meaning given thereto in Section 2.9.

         "Existing Radio Stations" means radio stations WLKW-AM, WWLI-FM and WPRO-FM, each licensed to Providence, Rhode Island; radio station WPRO-AM licensed to East Providence, Rhode Island; radio station WRKZ-FM licensed to Hershey, Pennsylvania; radio stations WEST-AM and WLEV-FM, each licensed to Easton, Pennsylvania; radio station WQKK-FM licensed to Ebensburg, Pennsylvania; radio station WGLU-FM licensed to Johnstown, Pennsylvania; radio station WQWK-FM licensed to University Park, Pennsylvania; radio station WIKN-FM licensed to Port Matilda, Pennsylvania; radio station WRSC-AM licensed to State College, Pennsylvania; radio station WBLF-AM licensed to Bellefonte, Pennsylvania; radio stations WQCY-FM, WTAD-AM and WMOS-FM, each licensed to Quincy, Illinois; and radio stations WQXA-AM and WQXA-FM, each licensed to York, Pennsylvania.

         "Existing Financing Documents" means, collectively, the (a) Bond Purchase Agreement, (b) Bonds, (c) Warrants, (d) Indenture dated as of June 9, 1994 between TMBC and Bank of Montreal Trust Company, (e) Warrant Agreement dated June 9, 1994 between TMBC and the "Purchasers" defined therein (the "Warrant Agreement"), (f) Registration Rights Agreement dated as of June 9, 1994 by TMBC for the benefit of the holders of the Bonds, (g) Registration Agreement dated as of June 9, 1994 for the benefit of the holders of the Warrants, (h) Participation Agreement dated June 9, 1994 among TMBC, the holders of the Bonds and the Sellers, and (i) all other agreements, certificates, exhibits, schedules and other written instruments executed or delivered by any of the parties to any of the agreements described in clauses
(a)-(h) above in connection with any of the transactions contemplated thereby.

         "Expiration Date" means November 15, 1997.

         "FCC" means the Federal Communications Commission.

         "FCC Application" has the meaning given thereto in Section 8.4.

         "FCC Grant of Consent" has the meaning given thereto in Section 8.4.

         "FCC Licenses" means, with respect to a Station, the main station license issued by the FCC for such Station, together with each of the other consents, rights, licenses, permits and other authorizations issued by the FCC and held by either of the Companies or a Subsidiary Partnership in connection with, or pertaining to, the conduct of the business and operation of such Station, together with any renewals and extensions thereof and any applications therefor pending on the Closing Date, and any and all applications made by the Companies for such consents, rights, licenses, permits and other authorizations.

         "Final Distribution" has the meaning given thereto in Section 2.7.

         "Final Order" means a written action or order issued by the FCC or its staff setting forth the FCC Grant of Consent (or a denial thereof) for purposes of Section 8.4, (a) which action or order has not been vacated, reversed, stayed, enjoined, set aside, annulled or suspended, and (b) with respect to which action or order (i) no timely requests have been filed and are pending for administrative or judicial review, rehearing, reconsideration, appeal or stay, and the time period for filing any such requests and for the FCC to set aside the action on its own motion under the provisions of the Act or the FCC Rules has expired, or (ii) in the event of review, reconsideration or appeal, the time for further review, reconsideration or appeal under the Act or rules promulgated under the Act has expired.

         "Finova" means FINOVA Capital Corporation.

         "Finova Payoff Amount" means the aggregate amount of indebtedness, including principal, interest and prepayment penalties, due under the Senior Credit Agreement as of the Closing Date.

         "Finova Payoff Letter" has the meaning given thereto in Section 6.2.

         "Finova Prepayment Penalty" means the amount due to Finova as a prepayment penalty under the Senior Credit Agreement as a result of the payment of the Finova Payoff Amount on the Closing Date, as set forth in the Finova Payoff Letter.

         "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time applied on a consistent basis during the periods involved.

         "Governmental Authority" means any government, whether federal, state or local, or any other political subdivision thereof, or any agency, tribunal or instrumentality of any such governmental or political subdivision, or any other Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranteed Receivables" has the meaning given thereto in Section
3.10.

         "Hazardous Materials" means hazardous wastes, hazardous substances,

hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including but not limited to substances defined as "PCBs," "hazardous wastes," "hazardous substances," "toxic substances," "pollutants," "contaminants," "radioactive materials," "petroleum," or other similar designations in, or otherwise subject to regulation under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), 42 U.S.C.
Section 9601 et seq.; the Toxic Substance Control Act ("TSCA"), 15 U.S.C.
Section 2601 et seq.; the Resource Conservation and Recovery Act ("RCRA"),
42 U.S.C. Section 9601 et seq.; the Clean Water Act ("CWA"), 33 U.S.C.
Section 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; the Clean Air Act ("CAA"), 42 U.S.C. Section 7401 et seq. or any similar state law; and in the plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other similar laws, regulations, rules or ordinances now in effect (collectively, the "Environmental Laws"); and any other substances, constituents or wastes subject to environmental regulations under any applicable federal, state or local law, regulation or ordinance.

         "Holding Shares" has the meaning given thereto in the Preamble.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended from time to time.

          "HSR Filing" has the meaning given thereto in Section 8.12.

         "Indebtedness for Borrowed Money" means (a) all indebtedness of any Company or any Subsidiary Partnership in respect of money borrowed (including, without limitation, indebtedness which represents the unpaid amount of the purchase price of any property), (b) all indebtedness of any Company or any Subsidiary Partnership evidenced by a promissory note, bond or similar written obligation to pay money, (c) all indebtedness guaranteed by a

Company or any Subsidiary Partnership or for which a Company or any Subsidiary Partnership is contingently liable, including, without limitation, guaranties in the form of an agreement to repurchase or reimburse, and any commitment by which any such Person assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit and (d) all monetary obligations of a Company or any Subsidiary Partnership under a lease or similar arrangement, which obligations are appropriately classified and accounted for as capital obligations on a balance sheet of such Person under GAAP.

         "Intellectual Property" has the meaning given thereto in Section
2.3(e).

         "Knowledge of Purchaser" as used herein with respect to Purchaser means the actual knowledge of Lawrence R. Wilson, Donna Heffner, Stuart R. Stanek and/or R. Stephen Campbell.

         "Knowledge of Sellers" as used herein with respect to the Sellers, the Companies, and the Subsidiary Partnerships means the actual knowledge of Robert
E. Tudek, Everett I. Mundy, Ira D. Rosenblatt, Scott E. Cody and/or Allen Jacobson.

         "Lien" means any mortgage, pledge, hypothecation, assignment, encumbrance, easement, transfer restriction, lien (statutory or otherwise) or security agreement of any kind or nature whatsoever.

         "Litigation" means the action captioned Citadel Communications Corp.
v. Tele-Media Broadcasting Co., Robert E. Tudek, Everett I. Mundy, Scott Cody and Ira Rosenblatt pending before the United States District Court for the Middle District of Pennsylvania at Action No. 4:CV-95-1870.

         "Metro Area" shall have the meaning given to that term by Arbitron.

         "Non-Refundable Payment" has the meaning given thereto in Section 2.8.

         "Obligations" means, without duplication, all (a) Indebtedness for Borrowed Money, (b) accounts payable, accrued liabilities and other liabilities and obligations of the type normally required by GAAP to be reflected on a balance sheet, (c) commitments by which a Company or any Subsidiary Partnership assures a creditor against loss, including the face amount of all letters of credit and, without duplication, all drafts drawn thereunder, (d) obligations guaranteed in any manner by a Company or any Subsidiary Partnership, (e) obligations under capitalized leases in respect of which obligations a Company or any Subsidiary Partnership is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss, (f) obligations under acceptance facilities, (g) obligations secured by a Lien on property of a Company or any Subsidiary Partnership, (h) obligations under interest rate or currency exchange or swap agreements, (i) unsatisfied obligations for "withdrawal liability" to a "multiemployer plan" as such terms are defined under ERISA, (j) indebtedness issued or obligation incurred in substitution or exchange for any Obligations, (k) costs or expenses incurred by a Company or any Subsidiary Partnership of any nature, whether or not currently payable and (l) other liabilities or obligations of a Company or any Subsidiary Partnership, absolute or contingent, known or unknown, whether or not normally required by GAAP to be reflected on a balance sheet.

         "Option Termination" means the termination of all of the Options and the termination of the Option Agreement and all other agreements, certificates, exhibits, schedules, and other written instruments executed or delivered in connection with any of the transactions contemplated by the Option Agreement.

         "Options" means those certain options to purchase shares of Common Stock pursuant to Amended and Restated Option Agreement dated as of September 30, 1992 and amended and restated in its entirety as of June 9, 1994 (the "Option Agreement"), by and among the Sellers and Alta Subordinated Debt Partners, II, L.P., Customs House Partners, Fleet Mezzanine Capital, Inc., Fleet Mezzanine Partners and Brinson Trust Company, as Trustee of Institutional Venture Capital Fund II (each, together with any other "Holders" as defined in the Option Agreement, an "Option Holder").

         "Other Acquisition Costs" means the actual out-of-pocket costs paid to third parties by the Companies or the Subsidiary Partnerships for expenses incurred by the Companies in connection with the Acquisitions, including but not limited to the fees of its outside legal counsel and fees paid to Finova for the financing for the Acquisitions, all with supporting documentation reasonably satisfactory to the Purchaser.

         "Owned Real Property" has the meaning given thereto in Section 2.3(b).

         "Permitted Exceptions" has the meaning given thereto in Section
2.5(a).

         "Person" means an individual, corporation, partnership, joint venture, joint stock company, association, trust, business trust, unincorporated organization, Governmental Authority, or any other entity of whatever nature.

         "Personal Property" has the meaning given thereto in Section 2.3(a).

         "Providence Payment" means any and all amounts which may become payable to Tele-Media Broadcasting Company of Providence Limited Partnership from Marlin Broadcasting, Inc. pursuant to those certain Agreements dated October 1, 1996 between Tele-Media Broadcasting Company of Providence Limited Partnership and Marlin Broadcasting, Inc.

         "Purchased Assets" has the meaning given thereto in Section 2.3.

         "Purchased Radio Stations" means the Existing Radio Stations and the Additional Radio Stations.

         "Purchased Real Estate" has the meaning given thereto in Section
2.3(c).

         "Quick Assets" means the cash, securities and other cash equivalents of the Companies and the Subsidiary Partnerships and the Accounts Receivable except for the Guaranteed Receivables, the Trade Receivables and the Providence Payment.

         "Real Property Leases" has the meaning given thereto in Section
2.3(c).

         "Release Documents" has the meaning given thereto in Section 6.2.

         "Reorganization" means a reorganization pursuant to which the Companies are merged so that TMBC is the survivor and each of the Subsidiary Partnerships thereby are dissolved and liquidated under applicable law, on terms and conditions set forth in a written plan and agreement provided to the Purchaser prior to effecting the Reorganization, without causing the Companies or any of the Subsidiary Partnerships to recognize gain or loss for federal or state income taxes purposes as a result thereof and without imposition of any Obligations (other than Obligations of the Companies and the Subsidiary Partnerships in existence prior to the Reorganization) which would be binding upon the Companies from and after the Effective Time on the Closing Date such that upon the effectiveness of the Reorganization TMBC will be the licensee and the owner and operator pursuant to the FCC Licenses of each of the Existing Radio Stations and to the extent acquired, the Additional Radio Stations.

         "Restated Certificate of Incorporation of TMBC" means the Restated Certificate of Incorporation of TMBC filed in the office of the State of Delaware, Secretary of State, Division of Corporations on June 9, 1994.

         "Sellers' FCC Problem" means any action, inaction, status or condition of the Sellers, any Company, any Subsidiary Partnership or any of the Stations now or hereafter owned by a Company or any

Subsidiary Partnership, or the assertion of any charges or claims other than by the Purchaser against any of the foregoing Persons or Stations, the result of which is to delay, postpone, cause the FCC to set for hearing, or cause the denial of, the FCC Approval of any or the Ancillary FCC Approvals.

         "Senior Credit Agreement" means the Amended and Restated Loan Agreement dated as of February 26, 1997 between Finova and the Subsidiary Partnerships.

         "Senior Debt" means the aggregate principal amount of indebtedness, including accrued and unpaid interest, of any or all of the Companies and the Subsidiary Partnerships outstanding pursuant to the Senior Credit Agreement.

         "Shares" means the TMBC Shares, the Centre Shares and the Holding
Shares.

         "Station" means any one of the Purchased Radio Stations.

         "Subsidiary Partnerships" means and includes Tele-Media Broadcasting Company of Hershey Limited Partnership, a Pennsylvania limited partnership; Tele-Media Broadcasting Company of Lehigh Valley Limited Partnership, a Pennsylvania limited partnership; Tele-Media Broadcasting Company of Providence Limited Partnership, a Rhode Island limited partnership; Tele-Media Broadcasting of Quincy Limited Partnership, an Illinois limited partnership; Tele-Media Broadcasting Company of State College Limited Partnership, a Pennsylvania limited partnership; Tele-Media Broadcasting Company of America Limited Partnership, a Rhode Island limited partnership; Tele-Media Broadcasting Company of Johnstown/Altoona Limited Partnership, a Pennsylvania limited partnership; Tele-Media Broadcasting Company of Cambria County Limited Partnership, a Pennsylvania limited partnership; Tele-Media Broadcasting Company of York Limited Partnership, a Pennsylvania limited partnership; Tele-Media Broadcasting Operating Company Limited Partnership, a Delaware limited partnership; Tele-Media Broadcasting Company of Wilkes-Barre/Scranton Limited Partnership, a Pennsylvania limited partnership and proposed licensee of radio stations WARM-AM, WKQV-AM, WKQV-FM, WBHT-FM and WMGS-FM. The term "Subsidiary Partnership" refers to any of the Subsidiary Partnerships, as the context requires.

         "Supplemental Financial Statements" has the meaning given thereto in
Section 6.14.

         "Taxes" means all taxes, charges, fees, levies, or other assessments, including income, gross receipts, excise, property, sales, transfer, license, payroll, and franchise taxes, any taxes required by law to be withheld and any taxes payable as a result of the consummation of the transactions contemplated by this Agreement, which taxes are imposed by any Governmental Authority;

and such term shall include any interest, penalties, or additions to taxes attributable to such assessments.

         "TMBC Shares" has the meaning given thereto in the Preamble.

         "Trade Agreements" means those agreements entered into by the Companies or any of the Subsidiary Partnerships (and with respect to any Additional Radio Station, those agreements assumed by the Companies or the Subsidiary Partnerships pursuant to the appropriate Acquisition Agreement) for the sale of advertising time on any of the Purchased Radio Stations for consideration other than cash.

         "Trade Liabilities" means the aggregate liability of the Companies and the Subsidiary Partnerships as of the Closing for unperformed time under the Trade Agreements.

         "Trade Receivables" means the value of the goods and services to be received by the Companies and the Subsidiary Partnerships after the Closing under the Trade Agreements, valued pursuant to Section 8.1.

         "Trade Schedule" has the meaning given thereto in Section 8.1.

         "Warrant Agreement" means the Warrant Agreement dated as of June 9, 1994 between TMBC and the holders of the Warrants.

         "Warrants" means those 1,000 warrants to purchase an aggregate of 10,000 shares of non-voting common stock of TMBC issued by TMBC pursuant to the Warrant Agreement.

                                   SECTION 2

                PURCHASE AND SALE OF THE SHARES; RELATED MATTERS

         2.1 Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties, covenants and agreements herein contained, at the Closing, the Sellers agree to sell, assign and convey to the Purchaser, and the Purchaser agrees to purchase, acquire and accept from the Sellers, all of the TMBC Shares.

         2.2 Purchase Price and Payment.

                  (a) Subject to adjustment as provided in Section 8.5, the aggregate purchase price for the TMBC Shares is equal to (i) the product of 11 times 1996 Cash Flow; plus (ii) the Acquisition Purchase Price paid by the Companies prior to the Closing; plus (iii) the lesser of $1,200,000 or the sum of (A) one-half of the Finova Prepayment Penalty and (B) the Other Acquisition Costs; plus (iv) the amount by which the Bond Payoff Amount exceeds $37,221,000; minus (v) $1,000,000; minus (vi) the aggregate amount of Indebtedness for Borrowed Money of the Companies and the Subsidiary Partnerships as of the Effective Time on the Closing Date which is not satisfied and paid off as of the Closing.

                  (b) At the Closing, the Purchaser shall deposit in immediately available funds the cash portion of the aggregate purchase price net of (i) the Non-Refundable Payment and (ii) the Escrow Deposit, only if it has been delivered to the Sellers pursuant to Section 9.3, into an attorney escrow account maintained by Pietragallo, Bosick and Gordon, Sellers' counsel, and shall deliver the non-cash portion of the aggregate purchase price, if any, pursuant to the Bond Payoff Agreement to Pietragallo, Bosick and Gordon. Immediately thereafter, the Sellers shall commence and consummate the Reorganization, the Sellers and the Purchaser shall make the deliveries set forth in Section 9.2 and the purchase price shall be distributed on behalf of the Purchaser with respect to subparagraphs (ii) and (v) and the Sellers as follows:

                        (i)         the Finova Payoff Amount to Finova;

                       (ii) the Bond Payoff Amount to the holders of the Bonds and the Warrants;

                      (iii) the aggregate amount due the Option Holders in respect of the Options;

                       (iv) to the extent not already paid off and satisfied, the aggregate amount due the holders of the Centre Pledge in respect thereof;

                        (v) the aggregate amount of Indebtedness for Borrowed Money of the Companies and the Subsidiary Partnerships which is to be satisfied and paid off as of the Closing to the obligees on such Indebtedness for Borrowed Money; and

                        (v) the balance to each of the Sellers in the proportion or percentage set forth opposite each Seller's name on Schedule 2.2 annexed hereto.

         2.3 Purchased Radio Stations. Following consummation of the Acquisitions (to the extent consummated before the Closing) and the Reorganization, each in accordance with Section 6.1, and after giving effect to the Final Distribution described in Section 2.7, TMBC will not have any Subsidiary Partnerships or other subsidiaries other than the Sellers, and as of the Closing TMBC will own directly the following assets, and no others, subject only to additions or deletions made in the ordinary course of business which are permitted by the remaining provisions of this Agreement

(the "Purchased Assets") but excluding those certain items of tangible personal property described on Schedule 2.3X annexed hereto (the "Excluded Asset Schedule"):

                  (a) All the tangible personal property, improvements and fixtures of every kind or nature used or useful in the operation of the Purchased Radio Stations in the ordinary course of business (the "Personal Property"), including, without limitation, the personal property described on
Schedule 2.3 annexed hereto (the "Asset Schedule");

                  (b) The real property described on the Asset Schedule as being owned by any Company or any of the Subsidiary Partnerships, and any real property purchased by any Company or any of the Subsidiary Partnerships pursuant to any of the Acquisitions (the "Owned Real Property");

                  (c) The leasehold interests pursuant to the real property leases described on the Asset Schedule and any additional leasehold interests acquired by any Company or any of the Subsidiary Partnerships pursuant to any of the Acquisition Agreements (the "Real Property Leases" and collectively with the Owned Real Property, the "Purchased Real Estate");

                  (d) All of the right, title and interest of any Company or any of the Subsidiary Partnerships in and to those contracts, leases, licenses, memberships, agencies, permits and agreements, other than the Real Property Leases, to which (i) any Company or any of the Subsidiary Partnerships presently is a party or an assignee of a party, which are described on the Asset Schedule, or (ii) any Company or any of the Subsidiary Partnerships becomes a party or an assignee of a party pursuant to any of the Acquisition Agreements (the "Assigned Contracts");

                  (e) The call letters of the Purchased Radio Stations and all of the copyrights, trademarks, trade names and other similar rights, including applications and registrations therefor, used or useful in the past or present operation of the Purchased Radio Stations in which any Company or any of the Subsidiary Partnerships has any right, title or interest (or with respect to each of the Additional Radio Stations will, upon consummation of the Acquisition thereof, have any right, title or interest) including, without limitation, those items listed on the Asset Schedule but excluding any right to use, possess, control or otherwise obtain value from the name "Tele-Media" (collectively, the "Intellectual Property");

                  (f) The Guaranteed Receivables;

                  (g) The Trade Receivables existing as of the Closing;

                  (h) All of the right, title and interest of any Company or any of the Subsidiary Partnerships in and to the Providence Payment, all as set forth in Section 8.3;

                  (i) The FCC Licenses of the Purchased Radio Stations, a complete list of which is included on the Asset Schedule;

                  (j) All financial and corporate records of each Company or any of the Subsidiary Partnerships, and all books, records and accounts relating to the operation of the Purchased Radio Stations, subject in each case to the right of the Sellers to make and retain photocopies thereof for the Sellers' personal use and reference and to obtain access to such books, records and accounts in accordance with the provisions of Section 8.10;

                  (k) As of the date hereof, all other assets owned by each Company or any Subsidiary Partnership which are used and useful in, and in the case of any Affiliate other than the Subsidiary Partnerships which are used in, connection with the operation of any of the Purchased Radio Stations as of the date hereof, real and personal, tangible and intangible, but excluding any documents relating to the Litigation; and

                  (l) All other assets acquired by any Company or any of their Affiliates pursuant to the Acquisitions.

         2.4 Assumed Obligations. Following consummation of the Acquisitions and the Reorganization, each in accordance with Section 6.1, no Company and none of the Subsidiary Partnerships will, as of the Effective Time on the Closing Date, have any Obligations except (a) amounts due under the Bonds (which amounts will be paid at the Closing as provided in Section 2.2(b)), (b) amounts due under the Senior Credit Agreement (which amounts will be paid at the Closing as provided in Section 2.2(b)), (c) the Trade Liabilities and (d) those additional liabilities and obligations specifically identified on
Schedule 2.4 annexed hereto. The liabilities described in clauses (c) and (d) above are collectively referred to herein as the "Assumed Obligations."

         2.5 Real Property.

                  (a) Title to Real Property. As of the Closing, title to the Owned Real Property shall be vested in fee simple in TMBC and each parcel of Owned Real Property shall be in conformity with the representations and warranties contained in Section 3.9(e) and shall be subject only to those title exceptions expressly set forth in the Asset Schedule (the "Permitted Exceptions") subject to the recording of the appropriate documents.

                  (b) Environmental Reports. Sellers and the Companies have provided to the Purchaser copies of any and all written analyses, evaluations, reports, surveys and similar writings in the possession of the Companies or any of their Affiliates, including, without limitation, any "Phase I," "Phase II" or "Phase III" reports and any environmental reports delivered by either Company or any of their Affiliates to Finova pursuant to the Senior Credit Agreement, relating to the Environmental Conditions of any of the Purchased Real Estate, all as described on Schedule
2.5 annexed hereto (the "Environmental Reports Schedule").

         2.6 Covenant Not to Compete. At the Closing, each of the Sellers shall execute a Covenant Not to Compete in the form annexed hereto as Exhibit 2.6 (the "Covenant") pursuant to which each Seller shall agree that neither he nor any of his Affiliates (excluding Scott Cody and Ira C. Rosenblatt) shall operate a radio station licensed to the Metro Area in which any of the Purchased Radio Stations is licensed for a period of two years immediately following the Closing.

         2.7 Final Distribution. Subject to the provisions of Section 8.2 with regard to the post-Closing collection of the Accounts Receivable, the Companies shall distribute to the Sellers, on the Closing Date and immediately prior to the Closing, the Quick Assets of the Companies existing as of such time after the payment by the Companies, on or before the Effective Time on the Closing Date, of (a) all of the Obligations of the Companies and the Subsidiary Partnerships existing as of the Closing excepting only the Assumed Obligations and the obligations to be satisfied pursuant to Section 2.2(b) (including pay-off of the Options), and (b) without limiting the generality of clause (a) above, (i) all payments, costs, expenses and other amounts required for the consummation by the Companies of the Acquisitions, Option Termination and Reorganization and (ii) the payment by the Companies of all of the costs and expenses incurred by or on behalf of any Company or any of the Subsidiary Partnerships or the Sellers in connection with the performance by any Company or the Sellers of any of their obligations under this Agreement (the "Final Distribution"). Prior to making the Final Distribution, the Companies shall provide the Purchaser with a written statement thereof setting forth in reasonable detail the manner in which the Final Distribution has been determined and each of the foregoing payments has been taken into account. In order to expedite delivery of the Final Distribution to the Sellers, the parties shall cooperate in transferring the bank accounts of the Companies and the Subsidiary Partnerships to the Sellers.

         2.8 Non-Refundable Payment. Contemporaneously with the execution of this Agreement, the Purchaser has paid the Sellers $500,000 in immediately available funds. Promptly, but in no event later than two (2) business days, after the Sellers submit the FCC Application to the FCC, all as set forth in
Section 8.4, the Purchaser shall pay the Sellers $250,000. Promptly, but in no event later than two (2) business days, after the Sellers submit the filings required of the Sellers pursuant to the HSR Act, all as set forth in Section 8.12, the Purchaser shall pay the Sellers $250,000. Each of the above-described payments (collectively, the "Non-Refundable Payments") will be fully earned by the Sellers as of, in the case of the first payment, when the Sellers execute and deliver this Agreement, in the case of the second payment, when the Sellers execute and submit the FCC Application, and in the case of the third payment, when the Sellers execute and submit the filings required of them pursuant to the HSR Act. The Non-Refundable Payments are not refundable by the Sellers to the Purchaser under any circumstances.

         2.9 Escrow Deposit. Contemporaneously with the execution of this Agreement, the Purchaser has deposited an irrevocable letter of credit in the amount of $2,000,000 (the "Escrow Deposit") with the Escrow Agent. The Escrow Agent shall hold and distribute the Escrow Deposit in accordance with the terms of the Escrow Agreement. In the event this Agreement is terminated, the Escrow Deposit shall be distributed pursuant to the terms of Section 13.1.

                                   SECTION 3

                         REPRESENTATIONS AND WARRANTIES
                        OF THE COMPANIES AND THE SELLERS

         In connection with the purchase and sale of the TMBC Shares hereunder, and in order to induce the Purchaser to enter into and consummate the transactions contemplated by this Agreement, the Companies and the Sellers hereby jointly and severally represent and warrant to the Purchaser, as of the date hereof and as of the Closing Date (except for representations and warranties expressly and specifically relating to a time or times other than the date hereof or thereof, which shall be made as of the specified time or times), that, with respect to the Existing Stations, and with respect to the Additional Radio Stations solely from and after the date of purchase of any such Additional Radio Station, except as set forth in Schedule 3.0 annexed hereto (the "Sellers' Disclosure Schedule"):

         3.1 Organization and Qualification. The Companies are duly organized, validly existing and in good standing under the laws of the State of Delaware and have full corporate power and authority to own their respective assets and properties and to conduct the business in which they are now engaged (the business in which the Companies are now engaged and the business in which the Companies will as of the Closing be engaged are referred to in this Agreement, collectively, as the "Business"). Each of the Companies is in good standing in each other jurisdiction wherein the failure to so qualify would have a material adverse effect on the Business or the properties of such Company. Each Subsidiary Partnership is duly organized, validly existing and in good standing under the laws of its state of formation and has full power and authority to own its assets and property and to conduct the business in which it is now engaged. Each Subsidiary Partnership is in good standing in each of the jurisdictions wherein the failure to so qualify would have a material adverse effect on the Business or the properties of such Subsidiary Partnership. Except for the Sellers and the Subsidiary Partnerships, the Companies do not have any Affiliates or any other subsidiaries or own any capital stock or other proprietary interest, directly or indirectly, in any other corporation, association, trust, partnership, joint venture or other entity with an interest in any of the Purchased Radio Stations and do not have any agreement with any Person to acquire any such capital stock or other proprietary interest. The beneficial ownership of each Subsidiary Partnership is fully and accurately disclosed on the Sellers' Disclosure Schedule. As of the Effective Time, each of the Subsidiary Partnerships will have been dissolved and liquidated in accordance with applicable law, without further liability or obligation on the part of the Companies and no Person will have any interest, absolute or contingent, vested or unvested, in any of the Existing Radio Stations and to the extent acquired, the Additional Radio Stations, or the assets thereof except the interest of the Sellers pursuant to the ownership of the TMBC Shares, the interest of the warrant holders pursuant to the Warrants and the interest of the lender under the Senior Credit Agreement by virtue of the Lien securing the Senior Debt. Each of the Companies has full power, authority and legal right and all necessary approvals, permits, licenses and authorizations to own its properties and to conduct the Business. The copies of the Restated Certificate of Incorporation of TMBC, the Certificate of Incorporation of Centre as amended, the Certificate of Incorporation of Holding, and the Bylaws of the Companies including all amendments thereto and restatements thereof have been delivered to the Purchaser and are true, complete and correct. The copies of the partnership agreements and the certificates of limited partnership of each of the Subsidiary Partnerships have been delivered to the Purchaser and are true, complete and correct.

         3.2 Authority. The execution and delivery of this Agreement by each Company, the performance by each Company of its covenants and agreements hereunder and the consummation by each Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly authorized, executed and delivered by each Seller. This Agreement constitutes the valid and legally binding agreement of each Company and each Seller, enforceable against each Company and each Seller in accordance with its terms.

         3.3 No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates or will violate any provision of the Restated Certificate of Incorporation of TMBC, the Certificate of Incorporation of Centre, as amended, the Certificate of Incorporation of Holding, or the Bylaws of any Company, or any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any Governmental Authority, or violates or will violate, or conflicts with or will conflict with, or will result in any breach of any of the terms of, or constitutes or will constitute a default under or results in or will result in the termination of or the creation or imposition of any Lien pursuant to, the terms of any contract, commitment, agreement, understanding or arrangement of any kind to which any Seller or Company or any of the Subsidiary Partnerships is a party or by which any Seller or Company or any of the Subsidiary Partnerships or any of the assets of any Seller or Company or any of the Subsidiary Partnerships is bound. Except for the FCC Approval, filing and expiration of the applicable waiting period under the HSR Act and the consents disclosed on the Sellers' Disclosure Schedule, no consents, approvals or authorizations of, or filings with, any Governmental Authority or any other Person are required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         3.4 Capitalization. The authorized capital stock of TMBC consists of 35,000 shares of common stock, of which 25,000 shares are shares of voting common stock and 10,000 shares are shares of non-voting common stock of which 15,000 share of voting stock are issued and outstanding. The authorized capital stock of Centre consists of 1,000 shares of common stock, all of which are voting common stock. 1,000 shares of common stock constitute all of the outstanding shares of capital stock of Centre. The authorized capital stock of Holding consists of 1,000 shares of common stock. 1,000 shares of common stock constitute all of the outstanding shares of capital stock of Holding. All of the Shares have been duly and validly authorized and issued and are fully paid and non-assessable and are owned beneficially and of record by the Sellers. Except for the Warrants (which will be terminated at the Closing as provided in Section 2.2(b)(ii)) and the Options (which will be terminated before or contemporaneously with the Closing in accordance with Section 6.1), there are no outstanding subscriptions, warrants, options, calls, commitments or other equity securities, or rights or agreements with respect to any of the foregoing, to which the Companies or the Sellers are bound relating to the issuance, sale or redemption of the Shares or any other shares of capital stock or other securities of the Companies and no other Persons (other than the holders of the Warrants and the Options pursuant to the provisions thereof) other than the Sellers have any interest, absolute or contingent, vested or unvested, in the capital stock of the Companies. No shares of capital stock or other securities of the Companies are reserved for any purpose (other than for issuance upon exercise of the Options and the Warrants).

         3.5 Financial Statements. The Companies and the Sellers have delivered to the Purchaser the following financial statements: (a) the audited consolidated balance sheets of TMBC as of December 31, 1995 and the related consolidated statements of income and cash flows for the period then ended; (b) the audited consolidated balance sheets of TMBC as of December 31, 1994 and the related consolidated statements of income and cash flows for the period then ended; (c) the audited consolidated balance sheets of TMBC as of December 31, 1993 and the related consolidated statements of income and cash flows for the period then ended; and (d) the unaudited consolidated balance sheets of TMBC as of December 31, 1996 (the "Latest Balance Sheets") and the related consolidated statements of income for the twelve-month period then ended. Each of the foregoing financial statements (including in all cases the notes thereto, if any) (i) is (and with respect to the Supplemental Financial Statements will upon delivery thereof by TMBC to the Purchaser be) accurate and complete in all material respects, (ii) is (and with respect to the Supplemental Financial Statements will upon delivery thereof by the Companies to the Purchaser be) consistent with the books and records of the Companies and their Affiliates (which, in turn, are accurate and complete in all material respects), and (iii) presents (and with respect to the Supplemental Financial Statements will upon delivery thereof by the Companies to the Purchaser present) fairly the consolidated balance sheets and results of operations of TMBC and its subsidiaries, in accordance with GAAP, consistently applied, as of the dates and for the periods set forth therein, subject in the case of the unaudited financial statements to the lack of footnote disclosure and changes resulting from normal year-end audit adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of TMBC taken as a whole).

         3.6 Absence of Certain Changes. Subsequent to December 31, 1996, there has not been any (a) material adverse change in the condition of any Company or any of the Subsidiary Partnerships, financial or otherwise, or in the results of operations, assets, liabilities or business of any Company or any of the Subsidiary Partnerships; (b) damage or destruction, whether or not insured, materially affecting the business operations of any Company or any of the Subsidiary Partnerships; (c) labor dispute (meaning a grievance or protest by more than two employees acting in concert with other employees regarding conditions or terms of employment) or threatened labor dispute involving any of the employees of any Company or any of the Subsidiary Partnerships; (d) actual or threatened dispute pertaining to any Company or any of the Subsidiary Partnerships with the suppliers of any Company or any of the Subsidiary Partnerships which may materially affect the business of such Company or Subsidiary Partnership; (e) change in the methods or procedures of any Company or any of the Subsidiary Partnerships for billing or collection of customer accounts or recording of customer accounts receivable or reserves for doubtful accounts; (f) except for operational changes encompassed by the provisions of Sections 6, 7 and 8, other material change in the customary methods of operations of any Company or any of the Subsidiary Partnerships; (g) except in the ordinary course of business or to the extent not material to the Business or financial condition of any Company or any of the Subsidiary Partnerships, Accounts Receivable written off as uncollectable or reserve for any Accounts Receivable established, sale or transfer of any tangible or intangible asset used or useful in the operation of any of the Purchased Radio Stations, mortgage, pledge or imposition of any Lien on any such asset, lease of real property, machinery, equipment or building with respect to any of the Purchased Radio Stations entered into or modification, amendment or cancellation of any of its existing leases relating to any of the Purchased Radio Stations, or cancellation of any debt or claim; (h) except for the Final Distribution to be made on the Closing Date in accordance with
Section 2.7 and as otherwise set forth on the Sellers' Disclosure Schedule, declaration or payment of any dividend or any other distribution in respect of the capital stock or other securities or equity interests of any Company or any of the Subsidiary Partnerships, or, directly or indirectly, any purchase, redemption, issuance, or other acquisition or disposition by any Company or any of the Subsidiary Partnerships of any shares of capital stock or other securities or equity interests or grant of any option or making of any commitment relating to its authorized shares of capital stock or equity interests; (i) payment or discharge of any outstanding Obligations (except in the ordinary course of business); (j) except for the incurrence of Acquisition Debt, incurrence of any Indebtedness for Borrowed Money; or (k) liability or obligation (contingent or otherwise) incurred under agreements or otherwise, except current liabilities entered into or incurred in the ordinary course of business consistent with past practices.

         3.7 Taxes. Each Company and each of the Subsidiary Partnerships has filed or caused to be filed on a timely basis all federal, state, local and other tax returns, reports and declarations required to be filed by it and each Company and each of the Subsidiary Partnerships has paid all Taxes which each is required to pay (including, but not limited to, income, franchise, sales, use, unemployment, withholding, social security and workers' compensation taxes and estimated income and franchise tax payments, and penalties and fines) due and payable with respect to the periods covered by such returns, reports or declarations and all subsequent periods up to and including the Closing Date, including any Taxes relating to or resulting from the Reorganization, or pursuant to any assessment received by it in connection with such returns, reports or declarations. All returns, reports and declarations filed by or on behalf of each Company and each of the Subsidiary Partnerships are true, complete and correct in all material respects. No deficiency in payment of any Taxes for any period has been asserted by any taxing authority which remains unsettled at the date hereof, no written inquiries have been received by any Company or any of the Subsidiary Partnerships from any taxing authority with respect to possible claims for taxes or assessments, and there is no basis for any additional claims or assessments for Taxes. Since the date of the Latest Balance Sheets, no Company and none of the Subsidiary Partnerships has incurred any liability for Taxes other than in the ordinary course of business and all Taxes attributable to any Company or any of the Subsidiary Partnerships or their respective income, operations or properties accruing through the Closing shall have been paid in full by the Companies and the Subsidiary Partnerships prior to the Closing (or reflected as a proration pursuant to Section 8.5), regardless of whether such Taxes otherwise would have been then due and payable. No tax returns of any Company or any of the Subsidiary Partnerships have ever been audited. No Company and none of the Subsidiary Partnerships has agreed to the extension of the statute of limitations with respect to any tax return. There are no assessments relating to any Company's past tax returns or any Subsidiary tax return pending or threatened. The Companies and each of the Subsidiary Partnerships have delivered to the Purchaser copies of the federal and state income (or franchise) tax returns filed by the Companies for the last three years.

         3.8 Asset Schedule. The Asset Schedule includes a complete and accurate (a) listing of all of the Personal Property; (b) description of all Assigned Contracts, none of which requires any consent of third parties in connection with the transactions contemplated hereby except as indicated in the Seller's Disclosure Schedule; (c) description of all of the Intellectual Property; and (d) listing of all of the FCC Licenses of the Existing Radio Stations, and to the extent acquired, the Additional Radio Stations, all of the foregoing of which will, as of the Closing, be owned and held directly by the TMBC.

         3.9 Title to and Condition of Property.

                  (a) Title. TMBC will as of the Effective Time have good, marketable and exclusive title to and undisputed possession of all of the real and tangible personal property and improvements included in the Purchased Assets. The Purchased Assets will, as of the Closing, be free and clear of all Liens, subject only to the Assumed Obligations, the Liens in favor of Finova under the Senior Credit Agreement securing the Senior Debt (all of which shall be released at or immediately after the Closing) and the Permitted Exceptions. The Companies will not, as of the Closing, own any assets other than the Purchased Assets.

                  (b) Condition. The Personal Property is as-is, where-is and in such condition and state of repair so that the Existing Radio Stations can operate consistent with past practices.

                  (c) Insurance. The Owned Real Property and Personal Property included among the Purchased Assets are and will be insured through the Closing Date in the amounts and pursuant to the coverages contained in the existing policies of insurance set forth in Sellers' Disclosure Schedule.

                  (d) Sufficiency of Assets. The Purchased Assets include all of the assets, in sufficient nature, condition and quantity, to permit the Purchaser to operate the Existing Radio Stations and to the extent acquired, the Additional Radio Stations, immediately upon the Closing in the ordinary course of business and consistent with the past practices of the Companies and the Subsidiary Partnerships at the Existing Radio Stations. Neither the Companies nor any of their Affiliates has, since December 31, 1996, removed any material item of Personal Property from any of the Purchased Radio Stations other than removals in the ordinary course of business which were not done in contemplation of the transactions contemplated hereby.

                  (e) Purchased Real Estate.

                           (i) The Asset Schedule contains an accurate
description of the location of the Purchased Real Estate, the type of facility located on such Purchased Real Estate and whether such Purchased Real Estate is owned or leased. TMBC will as of the Effective Time have good title to the Purchased Real Estate, in fee simple in the case of Owned Real Property, and a valid leasehold interest in the case of the Real Property Leases, subject, with respect to the Owned Real Property and as of the Closing, only to the Permitted Exceptions.

                           (ii) The Purchased Real Estate (A) is not subject to
any covenant or restriction preventing or limiting in any material respect the consummation of the transactions contemplated hereby, except for any consent listed on the Asset Schedule required of the landlords under the Real Property Leases and (B) will at the Effective Time be held by TMBC free and clear of all Liens except, as to the Owned Real Property, the Permitted Exceptions.

                           (iii) The use for which the Owned Real Property and
the property leased by the Companies or any of the Subsidiary Partnerships pursuant to the Real Property Leases is zoned, permits the use thereof for the business of each of the Purchased Radio Stations consistent with past practices. The use and occupancy of the Purchased Real Estate by the Companies and the Subsidiary Partnerships are in compliance in all material respects with all regulations, codes, ordinances and statutes applicable to the Companies and their Affiliates and neither the Companies nor their Affiliates has received any notice asserting any material violation of sanitation laws and regulations, occupational safety and health regulations, and electrical codes.

                           (iv) There are no condemnation proceedings or
eminent domain proceedings of any kind pending or, to the Knowledge of Sellers, threatened against the Owned Real Property.

                           (v) All of the Owned Real Property is occupied under
a valid and current certificate of occupancy or similar permit. There are no facts that would prevent the Owned Real Property, or to the Knowledge of Sellers, the property leased by the Companies and/or the Subsidiary Partnerships pursuant to the Real Property Leases, from being occupied and used by the Purchaser or TMBC after the Closing Date in the same manner as immediately prior to the Closing.

                           (vi) There is not under any Real Property Lease any
default by the Companies or any of the Subsidiary Partnerships thereunder or any condition that with notice or the passage of time or both would constitute such a default, and neither the Companies nor the Subsidiary Partnerships has received notice asserting the existence of any such default or condition.

                           (vii) Each Real Property Lease is valid and binding
and in full force and effect, and except as disclosed on the Asset Schedule, has not been amended or otherwise modified.

                           (viii) The Purchased Real Estate constitutes all of
the real property which is owned by the Companies or any of the Subsidiary Partnerships and includes all of the real property in which the Companies or any of the Subsidiary Partnerships has a leasehold interest or other interest or right (whether as lessor or lessee) and which is or will prior to the Closing be used in the operation of any of the Existing Radio Stations and to the extent acquired, the Additional Radio Stations.

         3.10 Accounts Receivable. The accounts receivable of the Companies and the Subsidiary Partnerships, other than the Trade Receivables (the "Accounts Receivable"), are bona fide, valid accounts receivable and are not subject to any actions or, to the Knowledge of Sellers, claims, defenses or set-offs of any nature. An aggregate amount of not less than $2,000,000 of Accounts Receivable are fully collectible within 120 days immediately following the Closing in accordance with the Companies' standard invoicing practices and without resort to any collection procedures (the "Guaranteed Receivables"). Neither the Companies nor any of the Subsidiary Partnerships shall have engaged in any practices prior to the Closing to accelerate or delay the collection of any of the Accounts Receivable and all invoicing and collection efforts with respect to the Accounts Receivable shall have been consistent with past practices in the ordinary course of business.

         3.11 Contractual and Other Obligations. Set forth in the Asset Schedule are a list and brief description of all (a) Real Property Leases to which any Company or any of the Subsidiary Partnerships is a party; (b) all contracts, agreements (including local marketing agreements and joint sales agreements), licenses, leases, arrangements (written or oral) used or useful in the present or future operation of any of the Purchased Radio Stations to which any Company or any of the Subsidiary Partnerships is a party or by which the Company or any of the Subsidiary Partnerships or any of the assets of the Company or any of the Subsidiary Partnerships are bound (including, in the case of loan agreements, a description of the amounts of any outstanding borrowings thereunder and the collateral, if any, for such borrowings); (c) uncompleted orders for the purchase by any Company or any of the Subsidiary Partnerships of materials, supplies, equipment and services for the requirements of the Purchased Radio Stations existing as of the date hereof and with respect to which the remaining obligation of any Company or any of the Subsidiary Partnerships is in excess of $10,000; and (d) contingent contractual obligations and liabilities of any Company or any of the Subsidiary Partnerships existing as of the date hereof (all of the foregoing being hereinafter referred to as the "Contracts"). No Company, none of the Subsidiary Partnerships and to the Knowledge of Sellers, no other party to any of the Contracts is in material default in the performance of any covenant or condition under any Contract and no claim of such a default has been made and no event has occurred which with the giving of notice or the lapse of time would constitute such a default under any covenant or condition under any Contract. No Company and none of the Subsidiary Partnerships is a party to any Contract which would terminate or be materially adversely affected by the consummation of the transactions contemplated by this Agreement. All of the Contracts shall be in full force and effect at the Closing. Originals or true, correct and complete copies of all of the Contracts included within the Purchased Assets have been provided to the Purchaser as of the date hereof.

         3.12 Existing Financing Documents; Senior Credit Agreement. True and correct copies of each of the Existing Financing Documents and Senior Credit Agreement will be delivered by the Sellers and the Companies to the Purchaser on or before April 30, 1997.

         3.13 Compensation. Set forth in the Sellers' Disclosure Schedule is a list of (a) all agreements between any Company or any of the Subsidiary Partnerships and their employees or other Persons providing services for them with regard to compensation, whether individually or collectively, except oral agreements terminable by any Company or any of the Subsidiary Partnerships on not more than 30 days' notice without penalty, and (b) all employees of any Company or any of the Subsidiary Partnerships or other Persons providing services for them entitled to receive annual compensation in excess of $15,000 and their respective positions and salaries. The transactions contemplated by this Agreement will not result in any liability for severance pay to any such employee or other Person. Neither Company nor any of the Subsidiary Partnerships has informed any such employee or other Person that such Person will receive any increase in compensation or benefits or any ownership interest in any Company or any of the Subsidiary Partnerships or the Business other than increases in salary which are consistent with past practices in the ordinary course of business and, to the extent applicable to Persons subject to any agreement described in clause (a) above, consistent with such agreement. The Sellers shall have the right to pay one-time bonuses from their own accounts as they determine to employees to maintain employee morale and interest through the Closing Date.

         3.14 Employee Benefit Plans. The Company maintains and sponsors the employee welfare benefit plans, as described under Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended, or "ERISA" (hereinafter referred to as "Welfare Plans") described in the Seller's Disclosure Schedule for the benefit of the employees of the Companies and the Subsidiary Partnerships. In addition, the Companies and the Subsidiary Partnerships make contributions on behalf of their employees to the employee pension plan benefit plan (as described under ERISA Section 3(2)(A)) (hereinafter referred to as the "Pension Plan") which is sponsored, maintained, and administered by Tele-Media Corporation of Delaware.

                  The Welfare Plans have been maintained and operated in compliance with the material requirements of ERISA and the Code, and each "fiduciary" (within the meaning of ERISA Section 3(21)(A)) of the Welfare Plans has carried out its duties in compliance with the material requirements of ERISA. To the Knowledge of Sellers, the Pension Plan has been maintained and operated in compliance with the material requirements of ERISA and the Code, and each "fiduciary" (within the meaning of ERISA Section 3(21)(A)) of the Pension Plan has carried out its duties in compliance with the material requirements of ERISA. The Companies have furnished to the Purchaser copies of all Welfare Plans and the Pension Plan and all financial statements, actuarial reports and annual reports and returns filed with the Internal Revenue Service with respect to the Welfare Plans for a period of three years prior to the date hereof. With respect to the Welfare Plans, such financial statements and actuarial reports and annual reports and returns are true and correct in all material respects, and none of the actuarial assumptions underlying such documents have changed since the respective dates thereof. In addition:

                  (a) To the extent the Pension Plan has received a favorable determination letter from the Internal Revenue Service as to its qualification under Section 401(a) of the Code, it will be provided to the Purchaser when and if available;

                  (b) Except as described above and listed in the Seller's Disclosure Schedule, no Company and none of the Subsidiary Partnerships sponsor, have an obligation to make contributions to or have an obligation to make payment under (i) any other welfare benefit plan, as described under
Section 3(1) of ERISA, (ii) any other tax-qualified retirement plan and trust which is intended to meet the requirements of Code Section 401 and 501, respectively, or

(iii) any other non-qualified plan program or arrangement, including, without limitation, any individual employment contract, deferred compensation agreement, or severance arrangement;

                  (c) No Company and none of the Subsidiary Partnerships (including any entity that within the past five years would be considered a member of the same controlled group under ERISA and Section 414 of the Code with any Company, or any Affiliate) have or have had an obligation to contribute to a multi-employer plan (within the meaning of ERISA Section 3(37)(A)) or maintain, contribute to or have maintained or contributed to a defined benefit plan (within the meaning of ERISA Section 3(35) that is subject to Title IV of ERISA;

                  (d) To the Knowledge of Sellers, no "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975(c) of the Code) has occurred with respect to any Welfare Plan or Pension Plan;

                  (e) No provisions of any Welfare Plan, and no act or omission of any Company, in any way limits, impairs, modifies or otherwise affects the right of any Company or any of the Subsidiary Partnerships or the Purchaser unilaterally to amend or terminate any Welfare Plan after the Closing, subject to the requirements of applicable law;

                  (f) Except for employee elective deferrals under Code Section 401(k), there are no contributions which are or hereafter will be required to have been made to trusts in connection with any Pension Plan that would constitute a "defined contribution plan" (within the meaning of Section 3(34) of ERISA), with respect to services rendered by employees of the Companies or any of the Subsidiary Partnerships prior to the Closing Date;

                  (g) Except as described in the Seller's Disclosure Schedule, other than claims in the ordinary course for benefits with respect to the Welfare and Pension Plans, there are no actions, suits or claims (including claims for income taxes, interest, penalties, fines or excise taxes with respect thereto) pending with respect to the Welfare or Pension Plan or any circumstances which might give rise to any such action, suit or claim (including claims for income taxes, interest, penalties, fines or excise taxes with respect thereto);

                  (h) Except as described in the Seller's Disclosure Schedule, all reports, returns and similar documents with respect to the Welfare Plans required to be filed with any governmental agency have so been filed and, to the Knowledge of Sellers, all reports, returns and similar documents with respect to the Pension Plan required to be filed with any governmental agency have so been filed;

                  (i) No Company and none of the Subsidiary Partnerships or Affiliates has incurred any liability to the Pension Benefit Guaranty Corporation;

                  (j) No Company and none of the Subsidiary Partnerships has any obligation to provide health or other welfare benefits to former, retired or terminated employees, except as specifically required under Section 4980B of the Code. The Companies and the Subsidiary Partnerships have substantially complied with the notice and continuation requirements of Section 4980B of the Code and the regulations thereunder.

         3.15 Labor Relations. There have been no material violations of any Federal, state or local statutes, laws, ordinances, rules, regulations, orders or directives with respect to the employment of individuals by, or the employment practices or work conditions of, any Company or any of the Subsidiary Partnerships, or the terms and conditions of employment, wages (including overtime compensation) and hours. No Company and none of the Subsidiary Partnerships is engaged in any unfair labor practice or other unlawful employment practice and there are no charges of unfair labor practices or other employee related complaints pending or threatened against any Company or any of the Subsidiary Partnerships before the National Labor Relations Board, the Equal Employment Opportunity Commission, the Occupational Safety and Health Review Commission, the Department of Labor or any other Governmental Authority. There is no strike, picketing, slowdown or work stoppage or organizational attempt pending, threatened against or involving any Company or any of the Subsidiary Partnerships. No issue with respect to union representation is pending or threatened with respect to the employees of any Company or any of the Subsidiary Partnerships.

         3.16 Increases in Compensation or Benefits. Subsequent to December 31, 1996 and other than in the ordinary course of business consistent with past practices, there have been no increases in the compensation payable or to become payable to any of the employees of any Company or any of their Affiliates or paid or provided for any awards, bonuses, stock options, loans, profit-sharing, pension, retirement or welfare plans or similar or other payments or arrangements for or on behalf of such employees in each case other than (a) pursuant to currently existing plans or arrangements set forth in the Sellers' Disclosure Schedule, (b) as was required from time to time by governmental legislation affecting wages, or (c) as paid or agreed to be paid by Sellers from their own accounts as permitted by the last sentence of Section
3.13. The vacation policy of the Companies and their Affiliates is set forth in the Sellers' Disclosure Schedule. No such employee is entitled to vacation time in excess of three weeks during the current calendar year and no such employee has any accrued vacation time with respect to any period prior to twelve months before the Closing except as set forth in the Sellers' Disclosure Schedule.

         3.17 Insurance. The Companies and the Subsidiary Partnerships maintain insurance policies covering all of their properties and assets, each of which is summarized in the Sellers' Disclosure Schedule. Such policies are in full force and effect and all premiums due thereon have been paid in full. The Companies and the Subsidiary Partnerships have complied in all material respects with the provisions of such policies. There are no notices of any pending or threatened termination or premium increases with respect to any of such policies. To the Knowledge of Sellers, there has been no casualty loss or occurrence which may give rise to any claim of any kind not covered by insurance, there has been no casualty occurrence which may give rise to any claim of any kind not covered by insurance, and no third party has filed any claim against any Company or any of the Subsidiary Partnerships for personal injury or property damage of a kind for which liability insurance is generally available which is not fully insured, subject only to the standard deductible. None of the Companies' insurance policies will terminate or be adversely affected by the consummation of the transactions contemplated by this Agreement.

         3.18 Litigation; Disputes. There are no claims, disputes, actions, suits, investigations or proceedings pending or threatened against or affecting any Company or any of the Subsidiary Partnerships or any of their respective properties or assets, and, to the Knowledge of the Sellers, there is no basis for any such claim, dispute, action, suit, investigation or proceeding. No Company and no Seller has knowledge of any default under any such action, suit or proceeding. No Company and no Subsidiary Partnership is in default in respect of any judgment, order, writ, injunction or decree of any Governmental Authority.

         3.19 Environmental. To the Knowledge of Sellers, with respect to the Existing Radio Stations and, from and after the purchase of each, the Additional Radio Stations,

                  (a) There are no conditions, facilities, procedures or any other facts or circumstances that constitute Environmental Noncompliance on any of the Purchased Real Estate.

                  (b) Except as set forth in the reports listed on Schedule 2.5, there is not constructed, placed, deposited, stored, disposed of, nor located on the Purchased Real Estate, any asbestos in any form.

                  (c) No structure, improvements, equipment, fixtures, activities or facilities located on the Purchased Real Estate uses Hazardous Materials except those customarily used in the course of the Business; provided, however, that such Hazardous Materials have been used in compliance with applicable Environmental Laws.

                  (d) There have been no releases or threatened releases of Hazardous Materials into the environment, or which otherwise contribute to Environmental Conditions arising from the activities of the Companies or the Subsidiary Partnerships, or to the knowledge of the Companies and the Sellers arising from any other activities, except to the extent that such releases or threatened releases do not constitute a condition of Environmental Noncompliance relating to the Purchased Real Estate.

                  (e) There are no underground storage tanks, or underground piping associated with tanks, used for the management of Hazardous Materials at the Purchased Real Estate and there are no abandoned underground storage tanks at the Purchased Real Estate which have not been either abandoned in place or removed in accordance with the applicable environmental law.

                  (f) No Company and none of the Subsidiary Partnerships is subject to any Environmental Claims with respect to the Existing Radio Stations nor have any such Environmental Claims been threatened. No Company and no Seller is aware of any basis for any such Environmental Claims.

                  (g) The Companies and the Subsidiary Partnerships have completed all environmental analyses, evaluations, investigations, reports, remedial actions and other actions required under the Senior Credit Agreement or by the lender thereunder.

         3.20 Permits; Compliance with Applicable Law.

                  (a) General. In respect of all statutes, ordinances, regulations, orders, judgments and decrees of any Governmental Authority applicable to any Company or any Subsidiary Partnership or to the Business or the assets and properties of the Companies and the Subsidiary Partnerships as to which a default or failure to comply might result in any material adverse change in the condition, financial or otherwise, assets or properties of the Companies or the Business: (i) no Company and none of the Subsidiary Partnerships is in default; (ii) each of them has complied therewith; (iii) to the Knowledge of Sellers, there is no basis for assertion of any violation of the foregoing or for any claim for compensation or damages or otherwise arising out of any violation of the foregoing; and (iv) no Company and no Seller has received any notification of any asserted present or past failure to comply with any of the foregoing which has not been satisfactorily responded to in the time period required thereunder.

                  (b) Permits. Set forth in the Sellers' Disclosure Schedule is a complete and accurate list of all FCC Licenses applicable to the Purchased Radio Stations. Set forth in the Sellers' Disclosure Schedule is a complete and accurate list of all other permits, licenses, approvals, franchises, notices and authorizations issued by any Governmental Authorities (collectively, the "Permits"), held by any Company or any of the

Subsidiary Partnerships and applicable to the Existing Radio Stations. To the Knowledge of Sellers, the Purchased Radio Stations are operating in accordance with the Act and their FCC Licenses and are in material compliance with the Act and the rules and regulations of the FCC. The Permits set forth in the Sellers' Disclosure Schedule are all the Permits required for the conduct of the Business of the Existing Radio Stations. All of the Permits set forth in the Sellers' Disclosure Schedule are in full force and effect, and no Company and none of the Subsidiary Partnerships has engaged in any activity which would cause or permit revocation or suspension of any such Permit, and to the Knowledge of Sellers no action or proceeding looking to or contemplating the revocation or suspension of any such Permit is pending or threatened. To the Knowledge of Sellers, there are no existing defaults or events of default or events or state of facts which with notice or lapse of time or both would constitute a default by any Company or any of the Subsidiary Partnerships under any such Permit. To the Knowledge of Sellers, there is no default or claimed or purported or alleged default or state of facts which with notice or lapse of time or both would constitute a default on the part of any party in the performance of any obligation to be performed or paid by any party under any Permit set forth in the Sellers' Disclosure Schedule. Except for the FCC Approval and as set forth in the Sellers' Disclosure Schedule, the consummation of the transactions contemplated hereby will in no way affect the continuation, validity or effectiveness of the Permits set forth in the Sellers' Disclosure Schedule or require the consent of any Person. Except as set forth in the Sellers' Disclosure Schedule, no Company and none of the Subsidiary Partnerships is required to be licensed by, or is subject to the regulation of, any Governmental Authority by reason of the Business.

         3.21 Intellectual Property. To the Knowledge of Sellers, the use of the Intellectual Property in connection with the operation of the Existing Radio Stations and in a manner consistent with past practices does not infringe upon the proprietary rights of any other Person. The Purchaser will, upon consummation of the Agreement, possess adequate rights, licenses and other authority to use the Intellectual Property as necessary to operate the Existing Radio Stations as now operated, without infringement or unlawful or improper use of any of the Intellectual Property. No director, officer or employee of any Company or any of the Subsidiary Partnerships has any interest in any of the Intellectual Property, all of which will, as of the Closing, be free and clear of any Lien. To the Knowledge of Sellers, there is no infringement by any Person upon the Sellers' rights with respect to the Intellectual Property. No Company and none of the Subsidiary Partnerships has granted any outstanding licenses or other rights to any of the call letters, copyrights, trademarks, trade names or other similar rights with regard to any of the Intellectual Property. This Section does not apply in any manner to the name "Tele-Media".

         3.22 Books and Records. The books of account of the Companies and the Subsidiary Partnerships fairly and accurately reflect their respective income, expenses, assets and liabilities and have been maintained in accordance with good business practices. All of such books and records, to the extent included within the Purchased Assets, will be located on the Closing Date on the business premises of TMBC.

         3.23 Trade Schedule. The Trade Schedule will, as of the Closing, accurately set forth all of the Trade Liabilities and Trade Receivables existing as of the Closing. The Trade Receivables disclosed on the Trade Schedule will be accurately valued in the manner described in Section 8.1.

         3.24 Acts to be Performed. As of the Closing, each of the covenants, acts and undertakings of the Sellers and the Companies to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed by the Sellers and the Companies.

         3.25 Other Agreements. Each of the Acquisition Agreements and the Option Agreement is in full force and effect and enforceable against each of the parties thereto in accordance with the provisions thereof. None of the Acquisition Agreements or the Option Agreement has been amended, modified or otherwise altered in any material respect and true and correct copies of each of the Acquisition Agreements and the Option Agreement have been delivered by the Sellers and the Companies to the Purchaser.

         3.26 Disclosure. To the Knowledge of Sellers, no representation or warranty made under this Section 3 and none of the information furnished by the Companies or any of the Sellers set forth herein or in the schedules or exhibits hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                                   SECTION 4

                 REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         Each of the Sellers jointly and severally represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, that, except as set forth in the Sellers' Disclosure Schedule:

         4.1 Authority. Such Seller has the full power, authority and legal right to execute and deliver this Agreement and to perform such Seller's covenants and agreements hereunder, and this Agreement constitutes a valid and legally binding obligation of such Seller, enforceable against such Seller in accordance with its terms.

         4.2 Ownership of the Shares, Etc. Other than the Lien pursuant to the Option Agreement and the Lien pursuant to the Centre Pledge, both of which will be terminated before or contemporaneously with the Closing, the Sellers own all of the Shares, free and clear of any Lien, and have the legal right to sell and transfer the Shares to the Purchaser. Upon transfer of the TMBC Shares to the Purchaser hereunder, the Purchaser will acquire good and marketable title to the TMBC Shares, free and clear of any Lien. Upon acquisition of the TMBC Shares hereunder, the Purchaser will own all rights and ownership interests in the capital stock of the Companies.

         4.3 No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates or will violate any statute, ordinance, regulation, order, judgment or decree of any Governmental Authority, or violates or will violate, or conflicts with or will conflict with or will result in any breach of any of the terms of, or constitutes or will constitute a default under or result in the termination of or the creation of any Lien pursuant to the terms of any contract, commitment, agreement, understanding or arrangement of any kind to which either Seller is a party or by which such Seller or any of either Seller's assets is bound.

         4.4 Option Agreement. Neither of the Sellers is in breach of or default under any provision of the Option Agreement or any other agreements, certificates, exhibits, schedules or other written instruments executed or delivered in connection with any of the transactions contemplated by the Option Agreement, nor has any event occurred that, with the passage of time or the giving of notice, would constitute a breach of or default under any provision of any of the foregoing. Before or contemporaneously with the Closing, each of the Options, the Option Agreement, and the other agreements, certificates, exhibits, schedules and other written instruments executed or delivered in connection with the Option Agreement shall have been terminated, without any further obligation on the part of the Sellers, the Companies or any other Person.

         4.5 Other Agreements. Each of the Acquisition Agreements, the Centre Pledge and the Option Agreement is in full force and effect and enforceable against each of the parties thereto in accordance with the provisions thereof. None of the Acquisition Agreements, the Centre Pledge or the Option Agreement has been amended, modified or otherwise altered in any material respect and true and correct copies of each of the Acquisition Agreements, the Centre Pledge and the Option Agreement have been delivered by the Sellers and the Companies to the Purchaser.

         4.6 Disclosure. No representation or warranty made under this Section 4 and none of the information furnished by either of the Sellers set forth herein or in the schedules or exhibits hereto contains any untrue statements of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                                   SECTION 5

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         In connection with the purchase and sale of the Shares hereunder, and in order to induce the Companies and the Sellers to enter into and consummate the transactions contemplated by this Agreement, the Purchaser hereby represents and warrants to the Companies and the Sellers as of the date hereof and as of the Closing Date (except for representations and warranties expressly and specifically relating to a time or times other than the date hereof or thereof, which shall be made as of the specified time or times), that, except as set forth in Schedule 5.0 (the "Purchaser's Disclosure Schedule"):

         5.1 Organization and Qualification. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has full corporate power and authority to own its assets and properties, conduct its business and acquire the Shares. The Purchaser is in good standing in each other jurisdiction wherein the failure so to qualify would have a material adverse effect on the business or properties of the Purchaser. The Purchaser has full power, authority and legal right and all necessary approvals, permits, licenses and authorizations to own its properties and to conduct its business.

         5.2 Authority. The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of its covenants and agreements hereunder and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         5.3 No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates or will violate any provision of the Certificate of Incorporation or Bylaws of the Purchaser or any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any Governmental Authority, or violates or will violate, or conflicts with or will conflict with, or will result in any breach of any of the terms of, or constitutes or will constitute a default under or results in or will result in the termination of or the creation or imposition of any Lien pursuant to the terms of any contract, commitment, agreement, understanding or arrangement of any kind to which the Purchaser is a party or by which the Purchaser or any of the assets of the Purchaser is bound. Except for the FCC Approval, filing and expiration of the applicable working period under the HSR Act, and the consents disclosed on the Purchaser's Disclosure Schedule, no consents, approvals or authorizations of, or filings with, any Governmental Authority or any other Person are required on the part of the Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         5.4 Purchaser's FCC Qualifications. To the Knowledge of Purchaser, Purchaser is fully qualified to hold the FCC Licenses and there is no reason why anyone would oppose the FCC Application or why the FCC Grant of Consent would not issue.

         5.5 Bond Payoff Agreement. The Bond Payoff Agreement is in full force and effect and enforceable against each of the parties thereto in accordance with the provisions thereof. The Bond Payoff Agreement has not been amended, modified or otherwise altered in any material respect and attached to the Purchaser's Disclosure Schedule is a true, complete and correct copy thereof.

         5.6 Disclosure. No representation or warranty made under this Section 5 and none of the information furnished by the Purchaser set forth herein or in the schedules or exhibits hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                                   SECTION 6

             AFFIRMATIVE COVENANTS OF THE COMPANIES AND THE SELLERS

         The Companies and the Sellers jointly and severally covenant and agree with the Purchaser to:

         6.1 Certain Transactions. (a) Consummate the Option Termination, each of the Acquisitions pursuant to the written agreements provided to date to the Purchaser, and the Reorganization pursuant to written agreements provided in advance in writing to the Purchaser, (b) if the Companies elect to enter into an appropriate agreement, consummate the acquisition of WPRR-FM and WVAM-FM for not more than $2,700,000 pursuant to a written agreement containing terms and conditions consistent with those used by the Sellers and the Companies for similar acquisitions and reasonably acceptable to the Purchaser, (c) to the extent that the Purchaser consummates any of the Acquisitions, do so in accordance with the provisions of the appropriate Acquisition Agreement, (d) refrain from making any amendment, modification or other alteration to any of the agreements described in clauses (a), (b) and (c) above, (e) strictly enforce the provisions of each of the agreements described in clauses (a), (b) and (c) above, and (f) consummate each of the Acquisitions (to the extent consummated before the Closing) and Reorganization without the imposition upon any Company or any of the Subsidiary Partnerships of any Taxes or of any Obligations (other than Obligations of the Companies and the Subsidiary Partnerships in existence prior to the Reorganization) which would be binding upon the Companies from and after the Closing.

         6.2 Senior Credit Agreement. Obtain, at least five business days prior to the Closing Date, a letter from Finova (the "Finova Payoff Letter") setting forth the Finova Payoff Amount. In the Finova Payoff Letter, Finova shall agree that, upon its receipt of the Finova Payoff Amount (a) no additional amounts shall be due under the Senior Credit Agreement, (b) the Senior Credit Agreement and all related documents entered into in connection therewith shall be terminated, and (c) Finova shall deliver all UCC-3 termination statements, mortgage satisfactions, releases and other documents necessary to terminate its security interest in the Purchased Assets and the Companies and their Affiliates (collectively, the "Release Documents").

         6.3 Payment of Obligations. Pay and otherwise fully discharge all Obligations of the Companies and the Subsidiary Partnerships on a timely basis, and in any event pay and otherwise fully discharge, on or before the Closing, any and all Obligations of the Company and the Subsidiary Partnerships existing as of the Closing except the Assumed Obligations and amounts to be paid pursuant to Section 2.2(b).

         6.4 Access. Pursuant to the Due Diligence and Cooperation Outline attached hereto as Schedule 6.4, the parties agree to, afford the Purchaser and its authorized representatives reasonable access during normal business hours to each of the Purchased Radio Stations (including the Additional Radio Stations to the extent owned by the Companies or any of their Affiliates) and such Stations' employees, and permit the Purchaser and its authorized representatives to examine all operations, equipment, properties and other assets, logs, books, relevant records, contracts and documents of the Companies and the Subsidiary Partnerships pertinent to such Stations. The Purchaser and the Companies shall cooperate in good faith in arranging schedules for Station visits and in efforts to minimize interference with the normal business and operations of such Stations.

         6.5 Operations in the Regular Course. Until the Closing, (a) operate the Existing Radio Stations and carry on its related business including the joint sales agreements and the local marketing agreements in the ordinary course, refrain from entering into any material agreements with respect to such Stations except in the ordinary course, maintain normal staffing, sales efforts, managerial, promotion and programming efforts on a basis at least equivalent to the manner in which such Stations have been operated during the last 12 months, and make advertising, promotional and marketing expenditures for such Stations in nature and amount at least equivalent to the manner in which such expenditures have been made during the last 12 months; (b) to the extent acquired, operate the Additional Radio Stations without making any material changes in the operations of such Stations, including implementing any overall or general format changes or entering into any individual contract obligation exceeding $50,000 per year, or $150,000 per year in the aggregate as to all such contract obligations for the period from the date hereof until July 31, 1997, and if the Closing shall not have occurred by July 31, 1997, $250,000 per year in the aggregate for the period from the date hereof to the date of Closing, without the prior written consent of the Purchaser, such consent not to be unreasonably withheld; (c) exercise reasonable efforts to cause existing management personnel to continue to supervise and manage the operations of the Stations; (d) exercise reasonable efforts to maintain the integrity and reputation of the Stations; (e) refrain from making any additions, alterations or other changes to any broadcast equipment of the Stations in excess of $10,000 per item without the prior written consent of the Purchaser; and (f) exercise reasonable efforts to ensure that the representations and warranties set forth in Section 3 are true and correct as of the Closing Date as if then made.

         6.6 Maintenance. Maintain and repair the Purchased Assets through the Closing Date in a manner consistent with the maintenance and repair practices which historically have been utilized at the Existing Radio Stations.

         6.7 Preservation of Organization. Exercise hereafter reasonable efforts to preserve the business organization of the Purchased Radio Stations intact, and preserve for the Purchaser the present relationships with employees, suppliers, advertisers and customers and others having business relationships with such Stations.

         6.8 Accounts Receivable. Maintain the Accounts Receivable in accordance with the representations and warranties set forth in Section 3.10.

         6.9 Books and Records. Maintain the books and records of the Companies and their Affiliates in accordance with good business practices, on a basis consistent with past practices, and make available to the Purchaser the books, records, tax returns, leases, contracts and other documents or agreements material to the Purchased Radio Stations (including the Additional Radio Stations to the extent owned by the Companies or their Affiliates) as the Purchaser, its counsel, accountants or other authorized representatives may from time to time reasonably request.

         6.10 Employees. Pay as and when the same shall become due and payable any amounts owed by any Company or any of the Subsidiary Partnerships to their respective employees who have performed services up to the time of Closing, whether fixed or accrued, for wages, vacation pay, sick pay, severance pay, employee benefits, damages and otherwise.

         6.11 Compliance with FCC. Materially comply with the FCC Licenses applicable to the Existing Radio Stations and, to the extent acquired, any Additional Radio Station with the provisions of the Act, the rules, regulations and policies of the FCC, and with all other laws, ordinances, regulations, rules and orders of any Governmental Authority applicable to the Companies and the Subsidiary Partnerships or to any of the Existing Radio Stations consistent with past practices.

         6.12 Taxes. File all Federal, state and municipal tax returns, reports and declarations required to be filed by the Sellers, any Company or any of the Subsidiary Partnerships as and when such returns are due, and satisfy all Taxes related thereto, and pay in full as and when due all Taxes attributable to the Sellers, any Company or any of the Subsidiary Partnerships, or their respective income, operations or properties, accruing through the Closing unless contested in good faith.

         6.13 Consents; Estoppel Certificates. Exercise reasonable efforts to obtain, prior to the Closing, (a) the consent and approval of any third parties whose consent or approval is materially necessary in connection with the consummation of the transactions contemplated hereby, including, without limitation, those consents and approvals set forth on the Sellers' Disclosure Schedule and (b) estoppel certificates in form and substance reasonably acceptable to the Purchaser from those parties to the Assumed Obligations for which estoppel certificates are customarily requested.

         6.14 Supplemental Financial Statements. Provide the Purchaser with (a) copies of the unaudited income statements and balance sheets applicable to the Purchased Radio Stations for the month of January 1997 no later than March 31, 1997; (b) copies of the unaudited income statements and balance sheets applicable to the Purchased Radio Stations for the month of February 1997, using their best efforts by April 4, 1997 (but realistically believed to be by April 10, 1997), but in no event later than April 15, 1997; (c) copies of the monthly unaudited income statements and balance sheets applicable to the Purchased Radio Stations (including the Additional Radio Stations to the extent owned by the Companies or their Affiliates) which are prepared from and after the date hereof until Closing in the ordinary course of business, promptly upon their becoming available to the Companies or any of their Affiliates but in no event later than 30 days after the end of the applicable month and (d) audited consolidated balance sheets dated as of December 31, 1996 and as of December 31, 1995 and the related statements of income and cash flow for the periods then ended and for the period ended December 31, 1994 for the Companies (the "Audited Financial Statements") no event later than April 15, 1997

(the Audited Financial Statement and collectively with the financial statement described in clauses (a), (b) and (c) the "Supplemental Financial Statements"). Such Supplemental Financial Statements shall be subject to the representations and warranties set forth in Section 3.5.

         6.15 Obligations with Respect to Subsidiary Partnerships. Cause each of the Subsidiary Partnerships to take such actions and to refrain from taking such actions as may be necessary or appropriate in order to cause the Companies and the Sellers to be in compliance with each of the representations, warranties, covenants and agreements applicable to them under this Agreement (the Companies and the Sellers hereby representing and warranting to, and agreeing with, the Purchaser that the Companies do now and shall at all times prior to the Closing maintain sufficient authority and control over the Subsidiary Partnerships to comply with this Section 6.15).

         6.16 Delivery of Acquisition Documents. Promptly upon consummation of any Acquisition and as soon as such documents are received by the Companies, deliver to the Purchaser a copy of the appropriate Acquisition Agreement together with any and all additional agreements, documents and other written instruments executed or delivered by the parties to the Acquisition in connection with such Acquisition Agreement or the consummation of the transactions contemplated thereby.

         6.17 Delivery of Other Agreements. Promptly upon consummation of the Option Termination and the Reorganization, deliver to the Purchaser a copy of any and all agreements, documents and other written instruments executed or delivered by the parties to such transactions in connection therewith or with the consummation of the transactions contemplated thereby.

         6.18 Further Information. Furnish to the Purchaser prior to the Closing such financial (including tax), legal and other information with respect to the Companies and their Affiliates and the Purchased Radio Stations as the Purchaser or its authorized representatives may from time to time reasonably request except that the Sellers and the Companies shall not be required to furnish information with respect to the Additional Radio Stations which is not otherwise available to the Sellers, the Companies, or the Subsidiary Partnerships.

         6.19 Notice. Promptly notify Purchaser in writing upon the occurrence or the nonoccurrence of any event which does then, or which upon the passing of time or the giving of notice would, constitute a material breach of or default under, or render untrue in any material respect, any agreement, covenant, representation or warranty of the Companies or the Sellers set forth in this Agreement.

         6.20 Employee Benefits. (a) Pay all claims incurred under any Welfare Plan prior to the Closing Date that have not been paid as of the Closing Date,
(b) take any and all necessary action to terminate each Welfare Plan, effective as of the Effective Time, and (c) take any and all necessary action to terminate the Companies' and each Subsidiary Partnership's participation in the Pension Plan, effective as of the Effective Time.

                                   SECTION 7

              NEGATIVE COVENANTS OF THE COMPANIES AND THE SELLERS

         From and after the date hereof and until the Closing, neither the Companies nor the Sellers shall take, or cause to be taken, or permit any of the Subsidiary Partnerships to take, without the prior written consent of Purchaser, such consent not to be unreasonably withheld, any of the following actions:

         7.1 Sales, Transfers and Liens. Make any sale, transfer, assignment, conveyance, mortgage, hypothecation, encumbrance or other placement of any Lien on any of the Purchased Assets other than (a) the granting of security interests pursuant to the Senior Credit Agreement for the purpose of securing Acquisition Debt and (b) the replacement of immaterial items in the ordinary course of business consistent with past practices.

         7.2 Assumed Obligations. Materially amend, terminate or renew any of the Assumed Obligations or obligations under the Bonds or the Senior Credit Agreement (including any renewal or termination resulting from the failure to provide, after the date hereof, timely notice of nonrenewal or termination as required by the terms of any of the Assumed Obligations or any of such obligations but excluding any amendment to the Senior Credit Agreement required in connection with the financing for any Acquisition) or the Acquisition Agreements without the Purchaser's prior approval; provided, however, that with respect to the contracts listed on Sellers' Disclosure Schedule 2.3(d), this provision shall apply to not more than twenty (20) contracts to be identified in writing by the Purchaser within twenty (20) days after the execution and delivery of this Agreement; provided further however, that this provision shall apply to the renewal of any Assumed Obligation on materially different terms.

         7.3 Breaches; Defaults. Do any act or omit to do any act, or permit any act or omission to occur, that will cause a breach of any contract, commitment or obligation of it or them in any respect that would have a material adverse effect on the Purchased Assets or the business operations of the Existing Radio Stations as presently conducted and to the extent acquired, any Additional Radio Stations.

         7.4 Indebtedness for Borrowed Money; Obligations. Incur (a) any additional Indebtedness for Borrowed Money other than Acquisition Debt or (b) any other Obligations except in the ordinary course of business in a manner consistent with past practices or as contemplated by the Acquisitions, the Option Termination or the Reorganization.

         7.5 Loans; Advances. Make any loans or advances, directly or indirectly, to any employees of any Company or any of its Affiliates, or to any relatives of any such Person.

         7.6 [Intentionally Omitted]

         7.7 Dividends; Distributions. Except for the Final Distribution and the distributions contemplated by the Option Termination, declare or pay any dividend or make any other distribution in respect of the capital stock or other securities of the Companies or, directly or indirectly, any purchase, redemption or other acquisition or disposition of any shares of the capital stock or any of the other securities of the Companies.

         7.8 Salary Increases. Increase any salary, other payments, disbursement or distributions in any manner or form to any employees of any Company or any of the Subsidiary Partnerships other than increases in salary which are consistent with past practices in the ordinary course of business and, to the extent applicable to any Person subject to any agreement described in Section 3.13(a) consistent with such agreement.

         7.9 Nonsolicitation. Directly or indirectly solicit or negotiate with any Person (other than a party hereto) or accept any proposal to acquire any Company or any of the Subsidiary Partnerships, any of the Purchased Radio Stations or any of the Shares.

                                   SECTION 8

                      ADDITIONAL COVENANTS OF THE PARTIES

         8.1 Trade. To the extent that the aggregate liability of the Purchased Radio Stations as of the Closing for unperformed time under the Trade Agreements exceeds the value of the Trade Receivables to be received by the Purchased Radio Stations or the Companies after the Closing, the parties agree that the purchase price shall be reduced by the amount by which such Trade Liabilities exceed such Trade Receivables. For purposes of this Section 8.1, the value of the Trade Receivables as of the Closing shall be the fair market value thereof, as determined by the Companies in accordance with their normal, customary practices.

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



The Companies and the Sellers shall deliver to the Purchaser at the Closing a schedule of Trade Liabilities and Trade Receivables existing as of the Closing and attributable to the Purchased Radio Stations (the "Trade Schedule"). Neither Company nor any of its Affiliates shall enter into any Trade Agreements with regard to the Purchased Radio Stations from the date hereof until the Closing except in the ordinary course of business.

         8.2 Accounts Receivable. At the Closing, the Sellers shall deliver to the Purchaser a list (the "Accounts Receivable List") of the Accounts Receivable existing as of the Closing including amounts for run but as yet unbilled services (the "Unbilled A/R"). If, as of the Closing, the aggregate face amount of the Accounts Receivable (including the Unbilled A/R) disclosed on the Accounts Receivable List is less than $2,000,000, the purchase price and the Guaranteed Receivables shall each be reduced by the amount of such deficiency. During the period of 120 days following the Closing Date (the "Collection Period"), the Purchaser shall exercise, or cause the Companies to exercise, reasonable efforts to collect and receive the Accounts Receivable in accordance with the normal collection processes and procedures of the Purchaser, and all collected Accounts Receivable (including the Unbilled A/R) shall be applied first by the Purchaser toward the Guaranteed Receivables. Notwithstanding anything contained in the foregoing to the contrary, the Purchaser shall not be required to institute legal proceedings, retain counsel or retain collection agents or other third parties to enforce the collection of any Accounts Receivable (including the Unbilled A/R). Within 10 days after the end of the month in which the Closing occurs, the Purchaser will provide a report to the Sellers setting forth by Station, the order number, the invoice number, the invoice amount, the amount due the Purchaser and the amount due the Sellers, in such reasonable detail as to enable the Sellers to cross-reference the report to the Unbilled A/R. After the end of each month during the Collection Period, the Purchaser shall furnish the Sellers with an accounting of the collection of the Guaranteed Receivables. If, at the end of the Collection Period, the Purchaser has not collected the full amount of the Guaranteed Receivables, the Sellers shall thereupon pay the Purchaser, as a post-Closing adjustment to the purchase price, an amount equal to such deficit. From and after such time during the Collection Period as the Purchaser has collected the Guaranteed Receivables, the Purchaser shall act as agent for the Sellers during the remainder of the Collection Period and exercise reasonable efforts to collect the Accounts Receivable in accordance with the normal collection processes and procedures of the Purchaser. All of such Accounts Receivable (including the Unbilled A/R) in excess of the Guaranteed Receivables collected by the Purchaser during the Collection Period shall be collected by the Purchaser, as agent for the Sellers, and be remitted to the Sellers within seven days after the expiration of each calendar month within the Collection Period, except that the last remittance shall be made within seven days after the end of the calendar month

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



during which the Collection Period ends. Upon expiration of the Collection Period and receipt by the Purchaser of any purchase price adjustment required by the provisions of this Section 8.2, the Purchaser shall turn back to the Sellers any uncollected Guaranteed Receivables and other Accounts Receivable. In any event, the Purchaser's responsibility and liability for the collection of the Accounts Receivable shall cease upon termination of the Collection Period and the Sellers shall be solely responsible for the collection of the balance of their Accounts Receivable. During the Collection Period, payments received from any account debtor shall, unless otherwise designated for application by the account debtor, be applied first to obligations of such account debtor incurred before the Effective Time (in the order in which they were incurred) and then to any obligations incurred by such account debtor after the Effective Time, until the amount of such Account Receivable (including any Unbilled A/R) has been paid in full. Any Accounts Receivable disputed by the account debtor immediately shall be turned back to the Sellers for resolution. The Purchaser shall furnish the Sellers with an accounting of the Accounts Receivable (including any Unbilled A/R) at the time it remits payment thereof to the Sellers, including such additional information which the Sellers reasonably request to enable the Sellers to identify, by invoice number, the Accounts Receivables and their status. For a period of 180 days after the expiration of the Collection Period, the Purchaser will remit within seven days after the close of each month any collections of Unbilled A/R along with an accounting of such collections. The parties acknowledge that this extended period is desirable because it would be impractical for the Purchaser to turn back to the Sellers any Unbilled A/R at the end of the Collection Period. After the final remittance at the end of the extended collection period, any uncollected Unbilled A/R shall become the property of the Purchaser and shall be in addition to the Guaranteed Receivables.

         8.3 Providence Payment Proceeds. If the Sellers and/or any of the Companies and/or any of the Subsidiary Partnerships receive the Providence Payment prior to the Closing, then the Sellers shall cause the Companies to have immediately following the Closing, in addition to the Guaranteed Receivables, cash in the amount received by Sellers and/or the Companies in respect of the Providence Payment. In the event that the Sellers and/or the Companies have not received the Providence Payment at or prior to the Closing, then the Companies shall retain, in addition to the Guaranteed Receivables, all rights in and to the Providence Payment.

         8.4 Application for Transfer of Control. Within four business days after execution and delivery of this Agreement, the Sellers and the Purchaser shall file applications (the "FCC Application") with the FCC to obtain the FCC's grant of consent to the transfer of control of the Companies from the Sellers to the Purchaser (the "FCC Grant of Consent"). Contemporaneously with the filing of the

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



FCC Application, the Sellers and the Companies shall file all appropriate applications (the "Ancillary FCC Applications") with the FCC to approve the transfers contemplated by the Reorganization (the "Ancillary FCC Grants of Consent"). The parties agree that they shall prosecute the FCC Application, and the Sellers and the Companies agree that they shall prosecute (and shall cooperate with each other in the timely prosecution of) the Ancillary FCC Applications, in good faith and with due diligence, and within the time allowed therefor by the rules and regulations of the FCC. Each of the Sellers, the Companies and the Purchaser shall take all necessary actions on its part to obtain the FCC Grant of Consent and the Sellers and the Companies shall take all reasonably necessary actions on their part to obtain the Ancillary FCC Grants of Consent. The Purchaser shall advance the filing fee applicable to the FCC Application (excluding any fees attributable to the Ancillary FCC Applications or the radio stations covered thereby) and the Sellers shall reimburse the Purchaser for one-half of such filing fee promptly upon request of the Purchaser. All other costs and expenses incurred by each party in connection with the filing and prosecution of the FCC Application shall be paid by the party incurring the cost or expense.

         8.5 Adjustments at Closing. Without duplication, the following items shall be prorated through and including the Closing Date, and the purchase price appropriately increased or decreased as a result thereof:

                  (a) Amounts payable under the Real Property Leases and the Assigned Contracts;

                  (b) Power and utility charges incurred in connection with the Purchased Radio Stations and with any Purchased Real Estate;

                  (c) Real and personal property taxes pertaining to the Purchased Assets;

                  (d) Salaries (including bonuses and commissions), accrued vacation pay, health insurance, FICA, FUTA, Medicare and other employee payroll costs due to or in respect of any employees of the Companies and the Subsidiary Partnerships who, in the Purchaser's discretion, continue in the employ of the Companies after the Closing; and

                  (e) Other payments due under any of the Assumed Obligations, including but not limited to prepaid expenses and deposits.

Proration of real and personal property taxes shall be based upon the most recent assessments available. Each of the parties shall duly cooperate with the other in making the foregoing prorations, adjustments and payments. If, for any reason beyond the reasonable control of the parties, information necessary to calculate the

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



required prorations is unavailable before the Closing Date, such item shall be prorated after the Closing Date as soon as such information is available, and the Sellers and the Purchaser shall cooperate with each other in regard thereto and shall pay, each to the other, any amounts which may be owing as a result of such subsequent prorations. If, at any time after the Closing Date, errors are discovered in any prorations made pursuant to this Section 8.5, the Sellers and the Purchaser shall correct such errors and pay, each to the other, any sums owing as a result of such correction. All prorations to the extent feasible shall be made on the Closing Date.

         8.6 Brokerage. The Sellers and the Companies, on one hand, and the Purchaser, on the other, represent and warrant to each other that no Person has provided services as a broker, agent or finder in this transaction. The Sellers and the Companies, on one hand, and the Purchaser, on the other, shall each indemnify and hold harmless the other for any and all claims or expenses, including reasonable attorneys' fees, asserted by any Person purporting to act on behalf of the respective indemnitor as a broker, agent or finder in connection with this transaction.

         8.7 Risk of Loss. If (a) any loss or damage to any of the Purchased Assets occurs prior to the Closing which has a material adverse effect on any of the Existing Radio Stations or to the extent acquired, any of the Additional Radio Stations, and such loss or damage is not repaired, replaced or restored by the Sellers at their sole cost and expense to the same condition as existed before such loss or damage, or (b) any loss or damage occurs to any of the Purchased Assets before the Closing which prevents or will prevent broadcast transmission of any Existing Radio Station or to the extent acquired, any of the Additional Radio Stations, for more than 10 consecutive days, regardless of whether such loss or damage is repaired or restored, then, in either event, the Purchaser may in its sole discretion refuse to consummate the transactions contemplated under this Agreement and terminate its obligations under this Agreement. In the event that the Purchaser terminates its obligations under this Agreement pursuant to this Section, the Escrow Deposit shall be distributed as set forth in Section 13.1(f).

         8.8 Actions With FCC. In the event any investigation, order to show cause, notice of violation, notice of apparent liability or a forfeiture, material complaint, petition to deny or informal objection is instituted or filed against any party hereto (whether in connection with the proceedings to approve the FCC Application or otherwise), such party shall promptly notify the other party hereto in writing of such occurrence and, subject to the right of either party to terminate this Agreement pursuant to Section 13, shall thereafter immediately take all reasonable measures to contest the same in good faith and seek the removal or favorable resolution of such action, order, notice or complaint.

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



         8.9 Purchaser's Financing. From and after the date hereof, the Purchaser and Citadel shall exercise diligent efforts to arrange financing to complete the transaction contemplated pursuant to this Agreement as expeditiously as possible, and in any event prior to the Closing. Notwithstanding the foregoing, the Sellers and the Purchaser acknowledge and agree that if Citadel and the Purchaser are unable to arrange the financing necessary to consummate the transaction contemplated hereunder, the Sellers shall be entitled as their sole and exclusive remedy to the Escrow Deposit.

         8.10 Cooperation. During the seven-year period immediately following the Closing, the Purchaser shall cooperate with the Sellers in providing the Sellers all information reasonably requested and permitting the Sellers access to all records relating to the period of ownership of the Companies by the Sellers prior to the Closing. The cost and expense of copies of such information hereunder shall be borne by the Sellers. The Sellers, as a condition to being provided with access to information hereunder, shall, at the request of the Purchaser, execute a confidentiality agreement in form and substance acceptable to the Purchaser in its reasonable discretion.

         8.11 Dismissal of Litigation. Contemporaneously with the execution and delivery of this Agreement, the parties hereto shall take all actions (including the making of all appropriate court filings) necessary to dismiss the Litigation with prejudice and to execute and deliver a mutual release relating to the Litigation in a mutually agreed upon form.

         8.12 HSR Filing. Within 21 days after the execution and delivery of this Agreement, the parties hereto shall complete and submit any filing that may be required pursuant to the HSR Act (the "HSR Filing"). The parties hereto shall diligently take, or fully cooperate in the taking of, all necessary and proper steps, and provide any additional information reasonably requested, in order to comply with the requirements of the HSR Act. The parties hereto shall use their best efforts to resolve objections, if any, that may be asserted under the HSR Act or any other antitrust law in connection with the transactions contemplated hereby. The Purchaser shall pay any filing fee applicable to any HSR Filing. All other costs and expenses incurred by each party in connection with the filing and prosecution of any HSR Filing shall be paid by the party incurring the cost or expense.

         8.13 Name Changes. Prior to the Closing, the parties shall cooperate to effectuate a change to the name of TMBC on or before the Closing and to take all actions reasonably necessary to eliminate the use of the name "Tele-Media" by TMBC as of the Closing Date.

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



         8.14 Agreement Not to Employ. In the event that the transactions contemplated by this Agreement are not consummated for any reason, neither Purchaser or any of its Affiliates will employ any person who was an employee of the Companies or any Subsidiary Partnership within six (6) months prior to the date of termination of this Agreement, for a period of one (1) year from the date of such termination.

         8.15 Purchase of Bonds and Warrants. So long as this Agreement has not been terminated pursuant to Section 13, the Purchaser and its Affiliates shall not acquire the Bonds and/or the Warrants.

         8.16 Bond Payoff Agreement. The Purchaser shall not amend or modify the Bond Payoff Agreement, and the Sellers and the Companies agree to execute and deliver at the Closing the mutual releases specified in the Bond Payoff Agreement.

         8.17 Public Announcements. No public announcement concerning the subject matter of this Agreement shall be made by any party hereto without the prior approval of the other parties as to the content and timing of such announcement, which approval shall not be unreasonably withheld or conditioned.

         8.18 Notice of Breaches. The Purchaser agrees to provide written notice to the Sellers reasonably promptly after any of Lawrence R. Wilson, Donna Heffner, Stuart R. Stanek and/or R. Stephen Campbell obtain knowledge of any fact or circumstance which may constitute a material breach by the Sellers and/or the Companies of any representation, warranty or covenant of this Agreement. Anything herein to the contrary notwithstanding, the providing of or the failure to provide any such notice shall not relieve the Sellers and/or the Companies from their obligations under this Agreement, nor shall the failure of the Sellers and the Companies to fulfill their obligations under this Agreement relieve the Purchaser of its obligations under this Section 8.18.

         8.19 Assignments. The parties agree to cooperate to obtain any material third party consents and to execute and deliver any material assignments or agreements required to transfer rights and obligations under the Assumed Obligations and the Contracts.

         8.20 Finova Prepayment. The Purchaser agrees to cooperate with the Sellers and the Companies in their request to obtain a reduction in the Finova Prepayment Penalty.

         8.21 Control. The Purchaser agrees not to seek to control the Stations prior to the Closing.

         8.22 Purchaser's Employee Benefit Plans. Any individual who becomes an employee of the Purchaser as a result of this transaction on the Closing Date, shall be eligible to participate in the employee benefit plans maintained for the Purchaser's other employees in accordance with the terms and conditions contained therein, as the same may be amended or modified from time to time.

                                   SECTION 9

                                  THE CLOSING

         9.1 Closing Date. Subject to Section 9.3, the Closing shall occur within 10 business days following the later of (a) the date that the FCC Grant of Consent has become a Final Order and (b) the date upon which the applicable waiting period under the HSR Act expires, on a date mutually selected by the Sellers and the Purchaser. The Closing shall begin at 9:00 a.m., local time, on the date of the Closing (the "Closing Date") at the offices of Pietragallo, Bosick & Gordon, One Oxford Centre, 38th Floor, Pittsburgh, Pennsylvania 15219, or at such other time and place as the parties may agree in writing. It is recognized that the Closing may require one or more days to complete the activities contemplated for Closing.

         9.2 Closing Documents.  At the Closing:

                  (a) The Purchaser shall deliver the following:

                           (i) the aggregate amount of the purchase price, in the form and as required by the provisions of this Agreement; and

                           (ii) all certificates and other documents required to be delivered by the Purchaser to the Sellers pursuant to this Agreement or as a condition precedent to the Sellers' fulfillment of their obligations hereunder.

                  (b) The Sellers shall deliver to the Purchaser the following:

                           (i) certificates in negotiable form representing the TMBC Shares, each such certificate to be duly executed by the appropriate Seller and to be accompanied by any requisite stock transfer tax stamps;

                           (ii) all certificates, consents (including any third party consents required as to the Assumed Obligations), estoppels and other documents otherwise required to be delivered by the Sellers pursuant to this Agreement or as a condition precedent to the Purchaser's fulfillment of its obligations hereunder (including the Release Documents);

                           (iii) the duly executed Covenant;

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



                           (iv) the Trade Schedule and the Accounts Receivable List; and

                           (v) evidence reasonably satisfactory to the Purchaser that each of the Acquisitions (to the extent consummated before the Closing), Option Termination and Reorganization has been consummated in accordance with the provisions of this Agreement.

         9.3 Extension of Closing Date. Notwithstanding any other provision contained herein to the contrary, the Purchaser may, in its sole discretion, at any time prior to the Closing Date otherwise required by Section 9.1, to the extent that the FCC Grant of Consent or the Ancillary FCC Grants of Consent have not been obtained because of a Sellers' FCC Problem, extend the Closing Date to a date sufficient for the Sellers and the Companies to remedy the Sellers' FCC Problem and for the FCC Grant of Consent and the Ancillary Grants of Consent to be obtained. Furthermore, once the FCC Approval, the Ancillary FCC Approvals and the approval under the HSR Act have been obtained, the Purchaser may, in its sole discretion, extend the Closing Date for a period not to exceed 60 days by giving written notice thereof to the Sellers and simultaneously giving written notice to the Escrow Agent authorizing the delivery to the Sellers of the Escrow Deposit which shall be credited against the purchase price in which case the Escrow Amount will be considered to have been fully earned and properly paid and will in no event be returned to the Escrow Agent or the Purchaser. Anything herein to the contrary notwithstanding, the Closing Date cannot be extended by Purchaser to a date later than the Expiration Date.

                                   SECTION 10

                CONDITIONS TO THE SELLERS' OBLIGATIONS TO CLOSE

         The obligation of the Sellers to sell the Shares and otherwise consummate the transactions contemplated by this Agreement at the Closing is subject to the following conditions precedent, any or all of which may be waived by the Sellers in their sole discretion:

         10.1 Opinion of the Purchaser's Counsel. The Sellers shall have received an opinion of Eckert Seamans Cherin & Mellott, LLC, counsel for the Purchaser, dated the Closing Date, in form and substance satisfactory to the Sellers, to the effect that:

                  (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

                  (b) This Agreement, together with all other documents and instruments required to be executed or delivered by the Purchaser in connection with the transactions contemplated hereby and thereby

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



each has been duly authorized, executed and delivered by the Purchaser to the extent the Purchaser is a party thereto and constitutes a valid and legally binding obligation of the Purchaser to the extent the Purchaser is a party thereto, enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

                  (c) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates or will violate any provision of the Certificate of Incorporation or Bylaws of the Purchaser or, to the knowledge of such counsel, any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any Governmental Authority, or, to the knowledge of such counsel after due investigation, violates or will violate, or conflicts with or will conflict with or will result in any breach of any of the terms of, or constitutes or will constitute a default under, or results or will result in the termination of or the creation or imposition of any Lien pursuant to, the terms of any contract, commitment, agreement, understanding or arrangement of any kind to which the Purchaser is a party or by which the Purchaser or any of the assets of the Purchaser is bound. Nothing contained in this Section 10.1 shall require an opinion by such counsel with respect to FCC matters.

         10.2 Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects at and as of the Closing with the same effect as though all such representations and warranties were made at and as of the Closing (except for representations and warranties expressly and specifically relating to a time or times other than the Closing, which shall be true and correct in all material respects at and as of the time or times specified) and the Purchaser shall have delivered to the Sellers a certificate to that effect, dated the date of the Closing, signed by the President of the Purchaser.

         10.3 No Litigation. No action, suit or proceeding against any of the Companies or any of the Sellers relating to the consummation of any of the transactions contemplated by this Agreement or any action by any Governmental Authority seeking to delay or enjoin any such transactions shall be pending or threatened.

         10.4 Other Certificates. The Sellers shall have received such additional certificates, instruments and other documents, in form and substance satisfactory to the Sellers, as the Sellers shall have reasonably requested in connection with the transactions contemplated hereby.

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



         10.5 Corporate Action. All corporate action necessary to authorize the execution, delivery and performance by the Purchaser of this Agreement and the transactions contemplated hereby shall have been duly and validly taken by the Purchaser, and the Purchaser shall have delivered to the Sellers certified copies of the resolutions of the Purchaser's board of directors authorizing the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions hereof.

         10.6 Acts to be Performed. Each of the covenants, acts and undertakings of the Purchaser to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed.

         10.7 FCC Grant of Consent. The FCC Grant of Consent shall have been obtained.

         10.8 HSR Clearance. All applicable waiting periods under the HSR Act shall have expired or been terminated.

         10.9 Sellers' Representations and Warranties. The Sellers shall have received a certificate of the Purchaser setting forth, to the Knowledge of Purchaser, any fact or circumstance which may constitute a material breach by the Sellers and/or the Companies of any representation, warranty or covenant of this Agreement.

                                   SECTION 11

               CONDITIONS TO THE PURCHASER'S OBLIGATION TO CLOSE

         The obligation of the Purchaser to purchase the Shares and otherwise consummate the transactions contemplated by this Agreement at the Closing is subject to the following conditions precedent, any or all of which may be waived by the Purchaser in its sole discretion:

         11.1 Opinion of the Companies' and the Sellers' Counsel. The Purchaser shall have received an opinion of Pietragallo, Bosick & Gordon, counsel for the Companies, and the Sellers, dated the Closing Date, solely for the use of the Purchaser, in form and substance satisfactory to the Purchaser to the effect that:

                  (a) Each Company is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is organized.

                  (b) Each Company is duly qualified and in good standing in each other jurisdiction wherein the failure so to qualify would have a material adverse effect on the Business or the properties of such Company.

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



                  (c) Each Company has full corporate power and authority to own its assets and properties and to conduct the Business and has all necessary approvals, permits, licenses and authorizations to own its properties and to conduct the Business in the manner and in the locations presently owned and conducted.

                  (d) This Agreement, together with all other documents and instruments required to be executed or delivered by the Companies or the Sellers in connection with the transactions contemplated hereby and thereby each has been duly authorized, executed and delivered by the Companies and duly executed and delivered by each of the Sellers, to the extent any of the foregoing is a party thereto, and constitutes a valid and legally binding obligation of each of the Companies and each of the Sellers to the extent they are a party thereto, enforceable against each of the Companies and each of the Sellers in accordance with their respective terms, except as such enforceability may limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

                  (e) The authorized capital stock of TMBC consists of 35,000 shares of common stock, of which 25,000 shares are shares of voting common stock. The TMBC Shares constitute all of the outstanding shares and 10,000 are shares of non-voting common stock of capital stock in TMBC. All of the TMBC Shares have been duly and validly authorized and issued and are fully paid and non-assessable and are owned beneficially and of record by the Sellers. After consummation of the transactions contemplated by this Agreement, there are no outstanding subscriptions, warrants, options, calls, commitments or other equity securities, or rights or agreements with respect to any of the foregoing, to which TMBC or the Sellers are bound relating to the issuance, sale or redemption of the TMBC Shares or of any other shares of the capital stock or other securities of TMBC. No other Persons other than the Sellers have any interest, absolute or contingent, vested or unvested, in the capital stock of TMBC. No shares of capital stock or other securities of TMBC are reserved for any purpose.

                  (f) The authorized capital stock of Centre consists of 1,000 shares of common stock, of which 1,000 shares are shares of voting common stock. The Centre Shares constitute all of the outstanding shares of capital stock in Centre. All of the Centre Shares have been duly and validly authorized and issued and are fully paid and non-assessable and are owned beneficially and of record by the Sellers. After consummation of the transactions contemplated by this Agreement, there are no outstanding subscriptions, warrants, options, calls, commitments or other equity securities, or rights or agreements with respect to any of the foregoing, to which Centre or the Sellers are bound relating to the issuance, sale or redemption of the Centre Shares or of any other shares of the capital stock or other securities of Centre.

No other Persons other than the Sellers have any interest, absolute or contingent, vested or unvested, in the capital stock of Centre. No shares of capital stock or other securities of Centre are reserved for any purpose.

                  (g) The authorized capital stock of Holding consists of 1,000 shares of common stock, of which 1,000 shares are shares of voting common stock. The Holding Shares constitute all of the outstanding shares of capital stock in Holding. All of the Holding Shares have been duly and validly authorized and issued and are fully paid and non-assessable and are owned beneficially and of record by the Sellers. After consummation of the transactions contemplated by this Agreement, there are no outstanding subscriptions, warrants, options, calls, commitments or other equity securities, or rights or agreements with respect to any of the foregoing, to which Holding or the Sellers are bound relating to the issuance, sale or redemption of the Holding Shares or of any other shares of the capital stock or other securities of Holding. No other Persons other than the Sellers have any interest, absolute or contingent, vested or unvested, in the capital stock of Centre. No shares of capital stock or other securities of Holding are reserved for any purpose.

                  (h) To the knowledge of such counsel no Company has any subsidiaries except for the Subsidiary Partnerships or owns any capital stock or other proprietary interest, directly or indirectly, in any other corporation, association, trust, partnership, joint venture or other entity, and neither Company has any agreement with any Person to acquire any such capital stock or other proprietary interest.

                  (i) At the Closing, the Purchaser will acquire title to the TMBC Shares, free and clear of any Lien.

                  (j) The Option Termination has been duly consummated as set forth in the applicable provisions of this Agreement.

                  (k) The Reorganization has been duly consummated in accordance with the applicable provisions of this Agreement.

                  (l) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates or will violate any provision of the respective Certificate of Incorporation or Bylaws of the Companies or, to the knowledge of such counsel, any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any Governmental Authority, or, to the knowledge of such counsel violates or will violate or conflicts with or will conflict with or will result in any breach of any of the terms of, or constitutes or will constitute a default under or results in or will result in the termination of or the creation or imposition of any Lien pursuant to the terms of any contract, commitment, agreement, understanding or arrangement of any kind to which any of the Companies or any of the Sellers is a party or by which any of the Companies or any of the Sellers, or any of the assets of any of the Companies or any of the Sellers is bound. Except for the FCC Approval and the consents disclosed on the Sellers' Disclosure Schedule, to the knowledge of such counsel, no consents, approvals or authorizations of, or filings with, any Governmental Authority or any other Person are required on the part of the Sellers, the Companies or any of their Affiliates in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                  (n) To the knowledge of such counsel and except as set forth on Sellers' Disclosure Schedule, there are no claims, disputes, actions, suits or proceedings pending or threatened against any of the Companies, any of the assets of the Companies or any of the Sellers. Nothing contained in this
Section 11.1 shall require an opinion of such counsel with respect to FCC matters.

         11.2 Representations, Warranties and Covenants. The representations and warranties of each of the Companies and each of the Sellers contained herein shall be true and correct in all material respects at and as of the Closing (except for representations and warranties expressly and specifically relating to a time or times other than the Closing, which shall be true and correct in all material respects at and as of the time or times specified) with the same effect as though all such representations and warranties were made at and as of the Closing and each of the Companies and each of the Sellers shall have complied in all material respects with all their respective covenants contained herein; and each of the Companies and each of the Sellers shall each have delivered to the Purchaser a certificate to that effect, dated the date of the Closing, signed by each of the Sellers, and in the case of the Companies, by the President of the Companies.

         11.3 No Litigation. No action, suit or proceeding against any of the Companies, any of the Sellers or the Purchaser relating to the consummation of any of the transactions contemplated by this Agreement nor any action by any Governmental Authority seeking to delay or enjoin any such transactions shall be pending or threatened.

         11.4 Other Certificates. The Purchaser shall have received a certificate as to the good standing of each Company in the State of Delaware and in each state where the Purchased Radio Stations are located, each as of a date not more than 20 days before the Closing, and such other certificates, instruments and other documents, in form and substance satisfactory to the Purchaser, as the Purchaser shall have reasonably requested in connection with the transactions contemplated hereby.

         11.5 Corporate Action. All corporate action necessary to authorize the execution, delivery and performance by the Companies of this Agreement and the transactions contemplated hereby shall have been duly and validly taken by the Companies, and the Sellers shall have delivered to the Purchaser certified copies of the resolutions of the board of directors of each of the Companies authorizing the execution and performance of this Agreement and authorizing or ratifying the acts of the officers and employees of each of the Companies carrying out the terms and provisions hereof.

         11.6 Acts to Performed. Each of the covenants, acts and undertakings of the Companies and the Sellers to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed.

         11.7 No Material Loss. None of the conditions permitting the Purchaser to terminate the Agreement pursuant to Section 8.7 shall exist.

         11.8 Filings, Consents, Approvals and Estoppel Certificates. All filings, consents, approvals and estoppel certificates required by the Purchaser pursuant to this Agreement or necessary to consummate the transactions contemplated under this Agreement shall have been obtained.

         11.9 FCC Grant of Consent. The FCC Grant of Consent shall have been obtained and shall have become a Final Order.

         11.10 Senior Credit Agreement. The Finova Payoff Letter shall have been delivered as provided in Section 6.2.

         11.11 Certain Transactions. Each of the Acquisitions (to the extent consummated before the Closing) and substantially contemporaneously with the deposit of the purchase price with Pietragallo, Bosick & Gordon pursuant to
Section 2.2(b) each of the Option Termination and the Reorganization shall have been effected or consummated, as the case may be, in accordance with the provisions of this Agreement.

         11.12 Sale of All TMBC Shares. Both the Sellers shall simultaneously sell to the Purchaser all of their TMBC Shares in accordance with this Agreement.

         11.13 HSR Clearance. All applicable waiting periods under the HSR Act shall have expired or been terminated.

                                   SECTION 12

                                INDEMNIFICATION

         12.1 Indemnification by the Sellers. Subject to the limitations and procedures set forth in this Section 12, each of the Sellers shall, jointly and severally, indemnify and hold harmless the Purchaser and the Companies from and against all losses, claims, demands, damages, liabilities, obligations, costs and/or expenses, including, without limitation, reasonable fees and disbursements of counsel (hereinafter referred to collectively as "Damages"), which are sustained or incurred by the Purchaser or the Companies, to the extent that such Damages are sustained or incurred by reason of the breach of any of the obligations, covenants or provisions of, or the breach of any of the representations or warranties made by, either of the Sellers or the Companies herein.

         12.2 Indemnification by the Purchaser. Subject to the limitations and procedures set forth in this Section 12, the Purchaser shall indemnify and hold harmless each of the Sellers from and against all losses, claims, demands, damages, liabilities, obligations, costs and/or expenses, including, without limitation, reasonable fees and disbursements of counsel (hereinafter referred to collectively as "Damages"), which are sustained or incurred by each such Seller, to the extent such Damages are sustained or incurred by such Seller by reason of the breach of any of the obligations, covenants or provisions of, or the breach of any of the representations or warranties made by, the Purchaser herein.

         12.3 Procedure for Indemnification. In the event that any party hereto shall incur any Damages in respect of which indemnity may be sought by such party pursuant to this Section 12 or any other provision of this Agreement, the party indemnified hereunder (the "Indemnitee") shall notify the party providing indemnification (the "Indemnitor") promptly; in the case of third party claims, such notice shall in any event be given within 10 days of the filing or assertion of any claim against the Indemnitee stating the nature and basis of such claim; provided, however, that any delay or failure to notify any Indemnitor of any claim shall not relieve it from any liability except to the extent that the Indemnitor demonstrates that the defense of such action is materially prejudiced by such delay or failure to notify. In the case of third party claims, the Indemnitor shall, within 10 days of receipt of notice of such claim, notify the Indemnitee of its intention to assume the defense of such claim. If the Indemnitor shall assume the defense of the claim, the Indemnitor shall have the right and obligation (a) to conduct any proceedings or negotiations in connection therewith and necessary or appropriate to defend the Indemnitee, (b) to take all other required steps or proceedings to settle or defend any such claims, and (c) to employ counsel to contest any such claim or liability in the name of the Indemnitee or otherwise. If defendants in any action include the Indemnitee and the Indemnitor, and the Indemnitee shall have been advised by its counsel that there may be legal defenses available to the Indemnitee which are different from or in addition to those available to the Indemnitor, the Indemnitee shall have the right to employ its own counsel in such action, and, in such event, the fees and expenses of such counsel shall be borne by the Indemnitor. If the Indemnitor shall not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against any such claim or litigation in such manner as it may deem appropriate and the Indemnitor may settle such claim or litigation on such terms as it may deem appropriate. If it shall be finally determined that the Indemnitor failed to assume the defense of any claim for which the Indemnitor is liable to the Indemnitee for Damages, then the expense of defending the claim shall be borne by the Indemnitor. Payment of Damages shall be made within 10 days of a final determination of a claim. A final determination of a disputed claim shall be (a) a judgment of any court determining the validity of disputed claim, if no appeal is pending from such judgment or if the time to appeal therefrom has elapsed, (b) an award of any arbitration determining the validity of such disputed claim, if there is not pending any motion to set aside such award or if the time within which to move to set such award aside has elapsed, (c) a written termination of the dispute with respect to such claim signed by all of the parties thereto, (d) a written acknowledgement of the Indemnitor that it no longer disputes the validity of such claim, or (e) such other evidence of final determination of a disputed claim as shall be acceptable to the parties.

         12.4 Limitation Period. Except as hereinafter provided, no Person shall be entitled to indemnification pursuant to this Section 12 except with respect to claims made in accordance with the provisions of this Section 12 before the expiration of two years after the Closing Date (the "Limitation Period"). The Limitation Period shall not apply with respect to claims made by the Purchaser arising out of a breach by the Sellers or the Companies of any of the representations and warranties contained in Sections 3.4 and 3.7, or any of the covenants contained in Section 6.12.

         12.5 Basket. Notwithstanding any provision herein to the contrary, no Person shall be entitled to indemnification pursuant to this Section 12 except and to the extent that the aggregate of all Damages to which such Person is entitled pursuant to this Section 12 exceeds $100,000 (the "Threshold") but only for that portion of any Damages in excess of the Threshold. The Threshold shall not apply with respect to claims arising out of a breach of any of the representation or warranties contained in Sections 3.4 and 3.7, or any of the covenants contained in Sections 6.12. Furthermore, the Threshold shall not diminish or offset the obligations of the parties to pay or deliver funds pursuant to Sections 8.1,
8.2 and 8.3.

                                   SECTION 13

                 TERMINATION, EXPIRATION, REPUDIATION; REMEDIES

         13.1 Termination. The parties agree that this Agreement and the transactions contemplated hereby may be terminated prior to completion of the Closing as follows and that the consequences thereof, subject to Section 13.3, are as follows:

                           (a)  Termination by mutual written consent of the
Purchaser and the Sellers, in which event the Escrow Deposit shall be distributed to the Sellers;

                           (b)  Termination by either the Purchaser or the
Sellers if the Final Order and clearance under the HSR Act are not obtained for any reason on or before the Expiration Date, in which event $750,000 of the Escrow Deposit shall be distributed to the Sellers and the remainder of the Escrow Deposit shall revert to the Purchaser;

                           (c)  Termination by the Purchaser if it is unable to
obtain the financing to consummate the transactions contemplated hereunder on or before the Expiration Date, in which event the Escrow Deposit shall be distributed to the Sellers;

                           (d)  If there has been a material breach by any of
the Sellers or the Companies of any representation, warranty or covenant, or a material failure by the Sellers and/or the Companies to satisfy the conditions set forth in Section 11 which is not willful or intentional, the Purchaser shall elect, as its sole and exclusive remedy, either (i) to consummate the transactions contemplated hereunder pursuant to the terms of this Agreement (including the Purchaser's right to specific performance thereof as set forth in Section 13.2), including payment of the purchase price set forth in Section 2.2, and to pursue its rights of indemnification for Damages pursuant to
Section 12 or (ii) to terminate this Agreement. If the Purchaser elects to so terminate, the Escrow Deposit shall revert to and be delivered to the Purchaser;

                           (e)  If there has been a material breach by any of
the Sellers or the Companies of any representation, warranty or covenant or a material failure by the Sellers and/or the Companies to satisfy the conditions set forth in Section 11 which is willful or intentional, the Purchaser shall elect, as its sole and exclusive remedy, either (i) to consummate the transactions contemplated hereunder pursuant to the terms of this Agreement (including the Purchaser's right to specific performance thereof as set forth in Section 13.2), including payment of the purchase price set forth in Section 2.2, and to pursue its rights of indemnification for Damages pursuant to Section 12 or (ii) to terminate this Agreement. If the Purchaser elects to so terminate, the Escrow Deposit shall revert to and be delivered to the Purchaser. Furthermore, if the Purchaser elects to so terminate, the Sellers immediately shall pay Citadel liquidated damages in the amount of $250,000 as liquidated damages in respect of Citadel's dismissal of the Litigation;

                           (f)  Termination by the Purchaser if there has been
a material adverse change in the condition of the Companies, financial or otherwise, or in the results of operations, assets, liabilities or business of the Companies, in which event $750,000 of the Escrow Deposit shall be distributed to the Sellers and the remainder of the Escrow Deposit shall revert to the Purchaser; and

                           (g)  Termination by the Sellers upon providing
written notice to the Purchaser at any time after the Expiration Date if the Closing has not occurred and the Agreement has not been terminated for any of the reasons set forth in Section 13.1(a) through (f), in which event the Escrow Deposit shall be distributed to the Sellers.

         13.2 Specific Performance. The parties recognize and agree that the Purchaser has relied on this Agreement and expended considerable effort and resources related to the transactions contemplated hereunder, that the rights and benefits conferred upon the Purchaser herein are unique, and that damages may not be adequate to compensate the Purchaser in the event the Sellers or the Companies improperly refuse to consummate the transactions contemplated hereunder. The parties hereto therefor agree that the Purchaser shall be entitled, at its option and in lieu of terminating this Agreement pursuant to
Section 13.1, to have this Agreement specifically enforced pursuant to its terms, including payment of the purchase price set forth in Section 2.2, by a court of competent jurisdiction, and to pursue its rights of indemnification for Damages pursuant to Section 12.

         13.3 Disputes Regarding Termination. If this Agreement is terminated and the parties do not agree upon the reason for such termination and the consequences thereof, they hereby agree to proceed in accordance with Section
14.2 and, that portion of the Escrow Deposit which otherwise would revert to or be delivered to the Purchaser pursuant to Section 13.1 shall remain in escrow with the Escrow Agent until the reason or basis for such termination is conclusively determined.

         13.4 Limitation of the Purchaser's and Citadel's Liability. The Sellers and the Companies acknowledge and agree that the liability of both the Purchaser and Citadel for the failure of either or both of them to consummate the transactions contemplated pursuant to this Agreement shall be limited to the Escrow Deposit, as set forth in Section 13.1, and the Non-Refundable Payments.

         13.5 Limitation of the Seller's and the Companies' Liability. The Purchaser acknowledges and agrees if the Purchaser terminates this Agreement and does not consummate the transactions contemplated under this Agreement or seek specific performance by the Sellers and/or the Companies of their obligations hereunder, that it shall not be entitled to assert a claim for damages against the Sellers and/or the Companies except for its right to liquidated damages as set forth in Section 13.1(e).

                                   SECTION 14

                                    GENERAL

         14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts, of the Commonwealth of Pennsylvania.

         14.2 Dispute Resolution; Consent to Jurisdiction and Venue. Each of the parties hereto acknowledges and agrees that any and all actions or proceedings arising out of or related to this Agreement shall be brought and maintained in the United States District Court for the Western District of Pennsylvania or the Court of Common Pleas of Allegheny County, Pennsylvania in accordance with the provisions of this Section. Each of the parties hereto acknowledges and agrees that they irrevocably submit and consent to the jurisdiction of the United States District Court for the Western District of Pennsylvania in any action or proceeding arising out of or related to this Agreement. In the event that any party hereto in good faith determines that subject matter jurisdiction is lacking in the United States District Court for the Western District of Pennsylvania, or if the United States District Court for the Western District of Pennsylvania determines that subject matter jurisdiction is lacking, then each of the parties hereto irrevocably submits and consents to the jurisdiction of the Court of Common Pleas of Allegheny County, Pennsylvania in any action or proceeding arising out of or related to this Agreement. Except as expressly stated herein, the parties hereto irrevocably waive the defenses of lack of personal jurisdiction, improper venue and inconvenient forum to the maintenance of such action or proceeding.

         14.3 Notices. Any notices or other communications required or permitted hereunder shall be delivered personally or sent by registered or certified mail, postage prepaid, addressed as follows:

        To Purchaser:                      Citadel Broadcasting Company
                                           1015 Eastman Drive
                                           Bigfork, Montana 59911
                                           Attn: Lawrence R. Wilson

        With copy to:                      Eckert Seamans Cherin & Mellott, LLC
                                           600 Grant Street, 42nd Floor
                                           Pittsburgh, Pennsylvania 15219
                                           Attn: Timothy P. Ryan

         To Sellers or                     Mr. Robert E. Tudek
         the Companies:                    Mr. Everett I. Mundy
                                           320 West College Avenue
                                           Pleasant Gap, PA  16823

                                           Tele-Media Broadcasting Company
                                           804 Jacksonville Road
                                           P. O. Box 39
                                           Bellefonte, Pennsylvania 16823
                                           Attn: Scott E. Cody

        With copy to:                      Pietragallo, Bosick & Gordon
                                           One Oxford Centre, 38th Floor
                                           Pittsburgh, Pennsylvania 15219
                                           Attn: William Pietragallo, II

Or such other addresses as shall be similarly furnished in writing by either party. Such notices or communications shall be deemed to have been given as of the date of personal delivery, or if mailed, the date the return receipt is signed.

         14.4 Entire Agreement. This instrument supersedes all prior communications, understandings and agreements of or between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties hereto with respect to the transactions contemplated herein. This Agreement may not be amended, modified or otherwise altered in any respect, and no waiver by any party hereto of any right or benefit hereunder shall be binding upon such party, unless in writing and duly executed by the party against whom such amendment, modification, alteration or waiver is sought to be enforced.

         14.5 Headings. The headings of this Agreement are inserted for convenience only and shall not constitute a part hereof.

         14.6 Schedules; Exhibits. All schedules and exhibits annexed hereto are hereby incorporated herein by this reference.

         14.7 Expenses. Except as otherwise specified in this Agreement, all of the costs and expenses incurred by or on behalf of the Companies or any Subsidiary Partnerships, or the Sellers, in connection with the Litigation, the Acquisitions, Option

Termination and Reorganization, and in otherwise negotiating, executing and performing this Agreement, shall, together with all of the other obligations of the Companies, other than the Assumed Obligations and the obligations to be paid pursuant to Section 2.2(b), be paid in full by the Companies or the Sellers on or before the Closing and prior to the Companies making the Final Distribution to the Sellers. The Purchaser shall bear its own costs and expenses incurred in connection with the negotiation, execution and performance of this Agreement and the performance by the Purchaser of the actions required of it hereunder.

         14.8 Amendment. This Agreement may be amended, modified or superseded, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed on behalf of all of the parties hereto or, in the case of a waiver, by the party waiving compliance.

         14.9 Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right to enforce that provision or any other provision hereof at any time thereafter.

         14.10 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that, except as hereinafter provided in this Section 14.10, no party may assign any of its obligations hereunder. The Purchaser may assign its rights and obligations under this Agreement to any entity that is under common control with the Purchaser or controls or is controlled by the Purchaser, including, without limitation, any entity eligible to file a consolidated federal income tax return with the Purchaser, but any such assignment shall not relieve the Purchaser of its obligations hereunder.

         14.11 Prior Control. Until the Closing, the Sellers shall maintain control of each of the Companies and the Subsidiary Partnerships.

         14.12 Legal Representation. Each of the parties hereto acknowledges and agrees that any law firm serving as counsel to another party with respect to the transactions contemplated hereby shall be entitled to serve as legal counsel and to represent such party in any dispute involving the parties. No law firm shall be treated as being in a conflict situation with respect to its representation of a party hereunder by virtue of any dispute which may arise between or among the parties.

         14.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which together shall constitute a single instrument.

             [The remainder of this page left intentionally blank]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date above first written.

                                       TELE-MEDIA BROADCASTING COMPANY

                                           By:__________________________________

                                                    Its:________________________

                                       TELE-MEDIA BROADCASTING COMPANY
                                            OF CENTRE REGION

                                           By:__________________________________

                                                    Its:________________________

                                       TELE-MEDIA BROADCASTING HOLDING
                                            CORPORATION

                                           By:__________________________________

                                                    Its:________________________

WITNESS:


_____________________________          _________________________________________
                                                     Robert E. Tudek

WITNESS:


_____________________________          _________________________________________
                                                     Everett I. Mundy

                      [Signatures continued on next page.]

                  [Signatures continued from preceding page.]


                                       CITADEL BROADCASTING COMPANY


                                       By:_________________________________
                                          Lawrence R. Wilson, President


                                       CITADEL COMMUNICATIONS CORPORATION


                                       By:_________________________________
                                          Lawrence R. Wilson, President

                   JOINDER TO AGREEMENT OF PURCHASE AND SALE

                  AND NOW, this 28th day of March, 1997, CITADEL COMMUNICATIONS CORPORATION ("Citadel"), desiring to be legally bound, hereby acknowledges that the Sellers' willingness to enter into the Agreement of Purchase and Sale (the "Agreement") to which this joinder is attached and to sell the TMBC Shares to CITADEL BROADCASTING COMPANY for the purchase price and pursuant to the other terms and conditions set forth in the Agreement, constitutes adequate consideration for the joinder herein set forth and for Citadel's performance of the obligations of settling the Litigation and executing a joint and mutual release as set forth in the Agreement. Further Citadel acknowledges that the Sellers would not have entered into the Agreement but for Citadel's joinder and agreement to perform said obligations.

                                            CITADEL COMMUNICATIONS CORPORATION

                                            By:_______________________________

                             SCHEDULES AND EXHIBITS
                                       TO
                         AGREEMENT OF PURCHASE AND SALE

Schedule 2.2               -        Sellers' Percentages
Schedule 2.3               -        Asset Schedule
Schedule 2.3X              -        Excluded Asset Schedule
Schedule 2.4               -        Assumed Obligations
Schedule 2.5               -        Environmental Reports Schedule
Schedule 3.0               -        Sellers' Disclosure Schedule
Schedule 5.0               -        Purchaser's Disclosure Schedule
Schedule 6.4               -        Due Diligence and Cooperation

Exhibit 2.6                -        Covenant Not to Compete